                                                                Exhibit (a)(9)



                                      [LOGO]

July 12, 1999


To Holders of DuPont Stock in the DuPont Photomasks, Inc. 401(k) Retirement Plan ("DPI Plan")

The DuPont Company is offering it's shareholders the opportunity to exchange ("tender") their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock that you hold in your DPI Plan account. Note: If you own shares of DuPont stock other than in the DPI Plan, you will receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

                 HOW MANY SHARES OF DUPONT STOCK YOU MAY TENDER

You may submit for exchange ("tender") all or only part of your holdings of DuPont stock by giving directions to The 401(k) Company. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.

You may increase, decrease or cancel your election at any time during the election period. You may change the number of shares tendered an unlimited number of times during the election period. If you submit more than one set of instructions, the instructions that will be honored are those received closest to the expiration of the election period.

The shares you tender must be stated as a specific number of whole shares. In other words, you may not tender dollar amounts, partial shares or a percentage of your holdings.

     THE ELECTION PERIOD EXPIRES AT 5:00 P.M.CDT, WEDNESDAY, AUGUST 4, 1999

Both the election period for the DPI Plan and the ability to increase, decrease or cancel your election will expire at the time and date shown above, unless the exchange offer is extended. Note: For accounting purposes, the DPI Plan election period closes two days earlier than the election period for the general public.

Additionally, the exchange offer is conditioned upon the satisfaction of all legal requirements and to conditions discussed in the Offering
Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer."

                            IF YOUR HOLDINGS DECREASE

At the time the election period for the DPI Plan expires, your holdings of DuPont stock in the DPI Plan may have changed. If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares would be submitted for exchange.

                NUMBER OF SHARES OF DUPONT STOCK MAY BE PRORATED

The maximum number of DuPont shares that will be accepted under the exchange offer is stated on the front cover of the Offering Circular-Prospectus. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering stockholder will be reduced proportionately, as described in the Offering Circular-Prospectus. Proportionate acceptance of DuPont shares among all stockholders is called proration.

             TENDERING MAY AFFECT DPI PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited from doing certain new financial transactions (e.g., fund transfers, loans, withdrawals) from the close of the election period until the Conoco shares are actually deposited in your account. In general, transactions that do not involve DuPont stock should not be affected. Contact The 401(k) Company at the phone number listed on the next page for questions on transactions. It is anticipated that at least seven business days after the expiration of the exchange offer period will be required for the shares to be deposited.

             IF YOU DO NOT WANT TO TENDER ANY OF YOUR DUPONT SHARES

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. BY DOING NOTHING, YOU HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK WILL NOT BE TENDERED.

               GIVE YOUR TENDER INSTRUCTIONS TO THE 401(K) COMPANY

An election to tender must be made either by mail or telephone. If you wish to make an election by mail, a Tender Election Form is enclosed for you in the front pocket of the large envelope you received.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent", D.F. King & Co., Inc., has been hired to answer your general questions about the exchange offer. Note: The agent cannot answer questions about your personal DPI Plan account; only The 401(k) Company can do that.

                                  WHERE TO MAIL

If you wish to mail in your election, please complete the Tender Election Form located in the front pocket of the large envelope you received and mail in the enclosed envelope to:

                 DuPont Photomasks, Inc. 401(k) Retirement Plan
                              Participant Services
                                 P.O. Box 684067
                              Austin, TX 78768-4067

   THE 401(k) COMPANY MUST RECEIVE ALL WRITTEN ELECTION FORMS BY 5:00P.M.CDT,
                           WEDNESDAY, AUGUST 4, 1999.

                                  WHERE TO CALL

-------------------------------------------------------------------------------------------------------------------
                                        Call                   Phone Number                  When to Call
-------------------------------------------------------------------------------------------------------------------
To exchange your shares
using the Voice Response         The 401(k) Company           1-800-777-401k        24 hours a day, 7 days a week
Unit(VRU)
-------------------------------------------------------------------------------------------------------------------
To speak with a Participant
Services representative who                                                             Monday through Friday
can provide instructions         The 401(k) Company           1-800-777-401k           7:00a.m. to 7:00 p.m.CDT
and/or to exchange your
shares
-------------------------------------------------------------------------------------------------------------------
If you have general
questions about  the            D.F. King & Co., Inc.         1-800-755-3105                Monday-Friday
exchange offer                 (the information agent)                                 8:00a.m.to 9:00p.m. EDT
                                                                                               Saturday
                                                                                       8:00a.m. to 5:00p.m. EDT
-------------------------------------------------------------------------------------------------------------------

PLEASE NOTE: IF YOU WISH TO WITHDRAW FROM THIS OFFER AFTER HAVING TENDERED YOUR SHARES, YOU MUST SPEAK DIRECTLY WITH A PARTICIPANT SERVICES REPRESENTATIVE.

                        DO NOT WAIT UNTIL THE LAST MINUTE

If you want to take part in the exchange offer, you are strongly encouraged to make your election early. If you wait until near the end of the election period to call, the phone system may be experiencing heavy call volume and you may not be able to reach a representative before the election period expires. Also, remember that if you choose to tender your shares by mail using the Tender Election Form enclosed, The 401(k) Company must receive the Tender Election Form by 5:00p.m.CDT, Wednesday, August 4, 1999.

                               THE CHOICE IS YOURS

This letter is NOT designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the DPI Plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document, which has been provided by the plan sponsor.




Sincerely,



The 401(k) Company

                              QUESTIONS AND ANSWERS


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute Class B shares of Conoco stock to those DuPont shareholders who wish to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your DuPont shares unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 During the election period, you will be able to tender your shares either by mail or by telephone. If you wish to make an election by mail, a Tender Election Form is enclosed for you in the front pocket of this packet. To tender via telephone, call 1-800-777-401k to utilize the Voice Response Unit (VRU) or to speak with a Participant Services representative.

Q.4      IF I PARTICIPATE IN THE EXCHANGE OFFER, HOW MANY SHARES MAY I TENDER?

A.4 You may tender all or any part of your shares of DuPont stock. If you tender, you must tender in a specific number of whole shares. The 401(k) Company cannot accept fractional shares, dollar amounts or percentages for these transactions.

         You cannot tender more shares of DuPont stock than you have in your DPI account at the time you call.

         Note: If you do nothing, you have made an election not to tender your holdings of DuPont stock and your DuPont stock will not be tendered.

Q.5 WHAT HAPPENS IF, AT THE CLOSE OF THE TENDER WINDOW, I HAVE FEWER SHARES OF DUPONT STOCK IN MY DPI ACCOUNT THAN I HAVE INSTRUCTED THE 401(k) COMPANY TO TENDER?

A.5 The 401(k) Company will only tender available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you instructed The 401(k) Company to tender 100 shares and you only have 80 because you sold 20 during the election period to purchase another investment option, The 401(k) Company would only tender 80 shares on your behalf.

Q.6      CAN I CHANGE MY ELECTION BEFORE THE ELECTION PERIOD CLOSES?

A.6 While the election period is open, you may call with instructions to tender or change previously provided tender instructions.

         If the number of shares of DuPont stock in your account changes during the tender period and you want to change your tender instructions, you must call 1-800-777-401k to change your instructions. If you wish to withdraw from this offer after having tendered your shares, you must speak with a Participant Services representative.

Q.7      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.7 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15%. In that case, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your account.

Q.8 WILL THERE BE ANY AFFECT ON THE OPERATION OF MY DPI ACCOUNT EITHER DURING OR AFTER THE ELECTION PERIOD?

A.8                                 During the election period
         No matter whether you tender stock or do not tender stock, there will not be any affect on the operation of your account during the election period.

                                    After the election period
         If you do not tender any DuPont shares, there will not be any effect on the operation of your account after the election period.

         However, if you tender stock, restrictions may be placed on your account. When the election period ends, the restrictions begin. During this restricted period, tender instructions will be processed, results tabulated, accounts reconciled and stock transferred.

         The restricted period will last from the expiration of the election period until the Conoco shares actually are deposited in your DPI account. We expect the restricted period to last about seven business days, although it may be extended if necessary.

Q.9      WILL CONOCO CLASS B STOCK BE TREATED LIKE DUPONT STOCK WITHIN THE DPI
         PLAN?

A.9 While you are free to sell the Conoco stock at any time, you may not purchase additional shares of Conoco stock within the DPI Plan. Any shares of Conoco stock that you elect to sell will be subject to the same sales rules that apply to DuPont stock.

         In addition, dividends paid on Conoco stock will NOT be re-invested to purchase additional Conoco shares for your account. Instead, these dividends will be allocated to your account using your current Investment Direction.

Q.10 IS THE TAX TREATMENT OF SHARES OF CONOCO CLASS B STOCK DISTRIBUTED FROM MY ACCOUNT IN KIND, THE SAME AS THAT OF DUPONT STOCK?

A.10 You will be permitted to receive your Conoco stock in kind (that is, as shares). However, Conoco stock will not be subject to the net unrealized appreciation (NUA) treatment that is available for DuPont stock.

Q.11     HOW LONG MAY I HOLD CONOCO STOCK IN MY PLAN ACCOUNT?

A.11 There is currently no plan to limit the time you may hold Conoco Class B stock except for the general plan or regulatory limits that apply to all plan assets.

Q.12     MAY I PURCHASE MORE SHARES OF CONOCO STOCK AFTER THE EXCHANGE?

A.12     No, you may only acquire Conoco stock in the plan through the exchange.

Q.13     HOW WILL CONOCO STOCK BE TREATED WHEN I SELL IT TO BUY ANOTHER FUND?

A.13 The sale price of Conoco stock will be the weighted average price of all Conoco stock sold by plan participants on a given day.

Q.14 IF I DO PARTICIPATE IN THE EXCHANGE OFFER IN MY PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.14 Yes, after the exchange offer is completed and shares of Conoco Class B stock are in your account, The 401(k) Company will send you a confirmation of the exchange.

                              TENDER ELECTION FORM

                          INSTRUCTIONS WITH RESPECT TO
                              THE OFFER TO EXCHANGE
                                    SHARES OF
           E.I. DU PONT DE NEMOURS AND COMPANY FOR SHARES OF CLASS B
                           COMMON STOCK OF CONOCO INC.


         The undersigned acknowledge(s) receipt of a letter from The 401(k) Company enclosing the Offering Circular-Prospectus, dated July 12, 1999 (the "Offering Circular"). E.I. du Pont de Nemours and Company, a Delaware Corporation ("DuPont"), is offering it's shareholders the opportunity to exchange their holding of DuPont common stock for Conoco Class B common stock. The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular. This offer is subject to the terms and conditions set forth in the Offering Circular. The undersigned understand(s) that the Offer applies to Shares allocated to the account of the undersigned in the DuPont Photomasks, Inc. 401(k) Retirement Plan (the "Plan").

         This will instruct The 401(k) Company to tender the number of shares indicated below (OR, IF NO NUMBER IS INDICATED, ALL SHARES) that are held for the Plan account of the undersigned, upon the terms and subject to the conditions set forth in the Offering Circular furnished to the undersigned.*

               ---------------------------------------------------
                        Number of Shares to be Tendered *
                             (Check one choice ONLY)
                              Please tender ALL shares
                           ---
                         Please tender          whole shares
                     ---               ---------
                             (ONLY IF LESS THAN ALL)

               ---------------------------------------------------




               ---------------------------------------------------
                                    SIGN HERE
                                    ---------

                    -----------------------------------------
                                    Signature


                    -----------------------------------------
                                      Date

                    -----------------------------------------
                                Please Print Name

                    -----------------------------------------
                                     Address

                    -----------------------------------------
                         Area Code and Telephone Number

                    -----------------------------------------
                                     Social
                                 Security Number
               ---------------------------------------------------



-------------------
* Unless otherwise indicated, it will be assumed that all Shares in the undersigned's Plan account are to be tendered.

       IF YOU USE THE MAIL OPTION, PLEASE REMEMBER IT MUST BE RECEIVED BY
                     5:00p.m.CDT, Wednesday, August 4, 1999.
               MAIL THIS FORM IN THE ENCLOSED REPLY ENVELOPE TO:

                  DuPont Photomasks, Inc. 401(k) Retirement Plan
                  Participant Services
                  P. O. Box 684067
                  Austin, TX 78768-4067

July 12, 1999


To Participants in the PTI Savings Investment Plan (The Plan):

The DuPont Company is offering its stockholders the opportunity to exchange ("tender") their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

The approximate number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus.
Note: If you own shares of DuPont stock other than in your PTI Plan account, you will receive separate mailings relating to those shares.

IF YOU DO NOT HOLD DUPONT STOCK IN YOUR PTI SAVINGS INVESTMENT PLAN, YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS EXCHANGE OFFER.


 GIVE YOUR TENDER INSTRUCTIONS BY RETURNING THE EXCHANGE OFFER INSTRUCTION FORM

As a participant in your Savings Investment Plan, you are strongly encouraged to direct Vanguard Fiduciary Trust Company, the trustee of your plan, to tender, or not to tender, the DuPont common stock held in your Plan account. In order to direct Vanguard, you should return the enclosed "Exchange Offer Instruction Form."

Please note that the terms of your Plan generally provide that if you do not provide a timely instruction, the trustee will not tender your shares in response to the Offer. Thus, if you do not respond, Vanguard will not tender your shares. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.


    THE PLAN ELECTION PERIOD EXPIRES AT 12 NOON EDT, TUESDAY, AUGUST 3, 1999

The Plan election period ends on Tuesday, August 3rd at 12 noon, in order for the tabulation of the tender instructions to be completed prior to the expiration date. In other words, your exchange offer instruction form must be received by 12 noon, August 3rd, in order to participate in the exchange offer.
Note: For accounting and tabulation purposes, the plan election period closes three days earlier than the election period for the general public.

Additionally, the offer is conditioned upon the satisfaction of all legal requirements and conditions discussed in the Offering Circular-Prospectus.

                             HOW MUCH YOU MAY TENDER

You may tender all or only part of your holdings of DuPont stock in your Plan. The amount you tender may be increased, decreased or canceled at any time during the election period. To increase or decrease the percentage that you want to tender, you must complete and return a new Exchange Offer Instruction Form.

                      IF YOUR HOLDINGS DECREASE OR INCREASE

At the time the election period for the PTI Savings Investment Plan expires, your holdings of DuPont stock in your plan account may have changed. Timely instructions provided to Vanguard will be followed with respect to shares held in your account as of the end of the Plan election period. For example, if additional common stock is allocated to your Plan account before the end of the Plan election period, the instructions you give will also be followed with respect to those additional shares.

      TRANSACTIONS IN PTI'S DUPONT STOCK FUND WILL BE TEMPORARILY IMPACTED

All holders in the DuPont stock fund will be prohibited from doing any new financial transactions in the stock fund from the close of the election period until the Conoco shares are actually deposited in your Plan account. It is anticipated that at least ten business days after the expiration of the offer will be required for the shares to be deposited.

         IF YOU DO NOT WANT TO TENDER ANY OF YOUR SHARES OF DUPONT STOCK

You do not need to do anything if you do not want to tender any of your shares. BY DOING NOTHING, YOU HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR SHARES OF DUPONT STOCK WILL NOT BE TENDERED.


             ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE TENDER

In keeping with securities industry practice, an "information agent", D.F. King & Co., Inc. has been hired to answer your general questions about the exchange offer. Note: The agent cannot answer questions about your PTI Plan account; only Vanguard can do that.

                                  WHERE TO CALL

---------------------------------------------------------------------------
                          CALL          PHONE NUMBERS      WHEN TO CALL

---------------------------------------------------------------------------
    IF YOU HAVE         Vanguard        1-800-523-1188    Monday - Friday
 GENERAL QUESTIONS                       in the U.S.       8:30 a.m. - 9
  ABOUT YOUR PTI                         (toll free)         p.m. EDT
      ACCOUNT                                 or
                                        1-610-669-1000
                                        international
                                        (call collect)
---------------------------------------------------------------------------
IF YOU HAVE          D.F. King & Co.,   1-800-755-3105    Monday - Friday
QUESTIONS ABOUT           Inc.           in the U.S.      8 a.m. - 9 p.m.
THE EXCHANGE OFFER  (the information     (toll free)            EDT
                         agent)               or
                                        1-212-269-5550       Saturday
                                        international     8 a.m. - 5 p.m.
                                        (call collect)          EDT
---------------------------------------------------------------------------


                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your DuPont shares. It simply is intended to inform you that there is a program for tendering shares of DuPont stock in the PTI Savings Investment Plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document which has been provided by the plan sponsor.

                          YOUR DECISION IS CONFIDENTIAL

All instructions received by Vanguard from individual participants will be held in confidence and will not be divulged to any person, including Protein Technologies International, Inc., the DuPont Company or any of their respective directors, officers, employees or affiliates.


Sincerely,
Vanguard Fiduciary Trust Company

                              QUESTIONS AND ANSWERS


Q.1   WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute Class B shares of Conoco stock to those DuPont shareholders who agree to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your DuPont shares unless you wish to do so.

Q.2   HOW DO I DECIDE WHETHER TO TENDER?

A.2 This package includes an Offering Circular-Prospectus for Conoco Inc. You should review all this information just as you would with any other investment you are considering and decide whether it is a good option for you. You should also consult with your tax and/or investment advisor before making a final decision.


Q.3   HOW DO I TENDER?

A.3 During the election period, please promptly complete, sign and date the enclosed "Exchange Offer Instruction Form" and mail it to Vanguard in the enclosed postage-paid reply envelope.

      IF YOU PREFER, YOU MAY FAX A COMPLETED AND SIGNED INSTRUCTION FORM TO VANGUARD'S ATTENTION AT 1-888-451-8683.

      Important Notes:
      While the tender window is open, you may call Vanguard to request an additional instruction form in order to change previously-provided tender instructions. To change your tender instructions, you must call Vanguard to request an additional exchange offer instruction form before the end of the Plan election period.


Q.4   WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.4 In the event that more shares of DuPont stock are tendered than can be accommodated in the offer, the tender instructions for everyone will be reduced on a pro rata basis.

Q.5   WILL CONOCO CLASS B STOCK BE TREATED LIKE DUPONT STOCK WITHIN THE PLAN?

A.5 While you are free to sell the Conoco stock at any time, you may not purchase additional shares of Conoco stock within the Plan. Any shares of Conoco stock that you elect to sell will be subject to the same sales rules that apply to DuPont stock. The Conoco Stock Fund will be administered in the same manner as the DuPont Stock Fund. Distributions or exchanges out of the Fund will be valued at the unit price of the Fund for that day.

      In addition, dividends paid on Conoco stock will NOT be re-invested to purchase additional Conoco shares in your account. Instead, these dividends will be allocated to your account using your current investment direction.

Q.6 IS THE TAX TREATMENT OF SHARES OF CONOCO CLASS B STOCK DISTRIBUTED FROM MY ACCOUNT IN KIND THE SAME AS THAT OF DUPONT STOCK?

A.6 No, since Conoco stock is not an employer security like DuPont stock in the Plan, Conoco stock will not be subject to the favorable net unrealized appreciation (NUA) treatment that may be available if you eventually take an "in-kind" distribution of DuPont stock from the Plan. However, you will be permitted to receive your Conoco stock in-kind (that is, as shares).

Q.7   HOW LONG MAY I HOLD CONOCO STOCK IN MY PLAN ACCOUNT?

A.7 There is currently no plan to limit the time you may hold Conoco Class B stock except for the general plan or regulatory limits that apply to all plan assets.

Q.8   MAY I PURCHASE MORE SHARES OF CONOCO STOCK AFTER THE EXCHANGE?

A.8 No, you may only acquire Conoco stock in the Plan through the exchange offer or other offer of Conoco stock to DuPont stockholders.

Q.9 IF I DO PARTICIPATE IN THE EXCHANGE OFFER, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.9 Yes, after the exchange offer is completed and shares of Conoco Class B stock are in your account, Vanguard will send you a confirmation of the exchange.

                                                                  FIRST CLASS
                                                                  U.S. POSTAGE
[VANGUARD LOGO]                                                       PAID
                                                                     PROXY
                                                                   TABULATOR



                        EXCHANGE OFFER INSTRUCTION FORM

        PROTEIN TECHNOLOGIES INTERNATIONAL INC. SAVINGS INVESTMENT PLAN

               BEFORE COMPLETING THIS FORM, PLEASE CAREFULLY READ
                          THE ACCOMPANYING INFORMATION

     In response to the offer of the DuPont Company to exchange shares of DuPont common stock for shares of Conoco Class B common stock (subject to the terms and conditions of the enclosed "Offering Circular-Prospectus" (the "Offer), I hereby instruct Vanguard Fiduciary Trust Company to exchange or not to exchange my DuPont common stock shares allocated to my Plan account in response to the Offer as follows (PLEASE CHECK ONE BOX BELOW AND COMPLETE):

     Your instructions to Vanguard will be confidentially tabulated and will not be divulged to anyone at the DuPont Company, or Protein Technologies International, Inc. You may fax your completed and signed Form to Vanguard's attention at 1-888-451-8683 (please be sure to fax both sides of the Form).

           Please fold and detach card at perforation before mailing

[  ]  I DIRECT VANGUARD TO EXCHANGE ALL OF THE SHARES CREDITED TO MY PLAN
      ACCOUNT IN RESPONSE TO THE OFFER.

[  ]  I DIRECT VANGUARD TO EXCHANGE ______ PERCENT (INSERT A WHOLE PERCENTAGE
      LESS THAN 100%) OF THE SHARES CREDITED TO MY PLAN ACCOUNT IN RESPONSE TO THE OFFER.

[  ]  I DIRECT VANGUARD NOT TO EXCHANGE ANY OF THE SHARES CREDITED TO MY PLAN
      ACCOUNT IN RESPONSE TO THE OFFER.

 Note: The terms of the Plan generally provide that if you do not respond, Vanguard will not tender your shares. Instruction cards signed and returned without a box checked will be incomplete and, therefore, will be treated as if no response was provided.

     If you have any questions about the procedures for responding to Vanguard, please contact Vanguard Participant Services at 1-800-523-1188.

THIS FORM SHOULD BE RECEIVED BY 12:00, AUGUST 3, 1999 (unless the Offer is extended).


                                         _____________________________________
                                         Signature

                                         _____________________________________
THIS LABEL IS FOR MIS TYPESETTING        Please print name
PURPOSES ONLY!
VANGUARD TENDER OFFER FOR                _____________________________________
PROTEIN INTERNATIONAL                    Social Security Number
(FUND 430) (PROTEINT)
ORIGINAL FRONT 6-17-99                   _____________________________________
REVISION 1 6-25-99                       Date
REVISION 2 7-7-99
REVISION 3 7-8-99                        _____________________________________
                                         Daytime Phone Number

                                                                          [LOGO]
                                                              CIGNA Retirement's
                                                             Investment Services


JULY 12, 1999


To Participants in the DuPont Flooring Systems 401(k) Plan:

The DuPont Company is offering its stockholders the opportunity to exchange their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock that you may hold in your 401(k) account. Note: If you own shares of DuPont stock other than in your 401(k) account, you will receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

IF YOU DO NOT HOLD DUPONT STOCK IN 401(k), YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS EXCHANGE OFFER.

                 HOW MANY SHARES OF DUPONT STOCK YOU MAY TENDER

You may submit ("tender") for exchange all or only part of your holdings of DuPont stock. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont Stock.

The shares you tender must be stated as a specific number of whole shares. In other words, you may not express your tender as a percentage of your holdings or as a dollar amount.

You may increase, decrease or cancel your election at any time during the election period. To do so, you must revoke your election and then make a new one.

      THE ELECTION PERIOD EXPIRES AT 3:00 P.M. EDT, TUESDAY, AUGUST 3, 1999

Both the election period for the 401(k) Plan and the ability to cancel your election will expire at the time and date shown above, unless the exchange offer is extended. Note: For accounting purposes, the 401(k) election period closes 3 days earlier than the election period for the general public.

Additionally, the exchange offer is subject to the conditions discussed in the Offering Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer" and the satisfaction of all legal requirements.

             IF YOUR HOLDINGS DECREASE OR INCREASE AFTER YOU TENDER

At the time the election period for the 401(k) Plan expires, your holdings of DuPont stock in the Plan may have changed (for example, through fund transfers or monthly contributions).

If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares will be submitted for exchange. On the other hand, if the number of shares you hold is larger than the number you tendered, only the number of shares you tendered will be offered for exchange.

                NUMBER OF SHARES OF DUPONT STOCK MAY BE PRORATED

The maximum number of shares of DuPont stock that will be accepted under the exchange offer is stated on the front cover of the Offering Circular-Prospectus. If more shares than the maximum amount are tendered, the number of shares to be accepted from tendering stockholders will be reduced proportionately, as described in the Offering Circular-Prospectus. Proportionate acceptance of DuPont shares from stockholders is called proration.

            TENDERING WILL AFFECT SOME PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited from doing certain new financial transactions (for example, loans, fund transfers and withdrawals) from the close of the election period until the Conoco shares actually are deposited in your account. Most transactions that do not involve tendered shares of DuPont stock will not be affected. For details, call CIGNA's AnswerLine. It is anticipated that at least seven business days after the expiration of the offer will be required for the shares to be deposited.

         IF YOU DO NOT WANT TO TENDER ANY OF YOUR SHARES OF DUPONT STOCK

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. BY DOING NOTHING, YOU HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK WILL NOT BE TENDERED.

                      GIVE YOUR TENDER INSTRUCTIONS BY MAIL

Attached is your instruction form. You will use the enclosed envelope addressed to D.F. King & Co., Inc. to send your tender instructions for tabulation. The address of D.F. King on the envelope is Wall Street Station - P.O. Box 411, New York, NY 10269-0069.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent," D.F. King & Co., Inc., has been hired to answer general questions about the exchange offer. Note: The agent cannot answer questions about your personal 401(k) account; only CIGNA can do that.


                                  WHERE TO CALL

---------------------------------------------------------------------------------------------------------
                                       CALL                      PHONE                       WHEN
---------------------------------------------------------------------------------------------------------
FOR QUESTIONS REGARDING                CIGNA                 1-800-253-2287             Monday-Friday
YOUR DUPONT STOCK IN YOUR                                                             8 a.m.-10 p.m. EDT
401(K) PLAN
                                                                                           Saturday
                                                                                          9 a.m.-1pm
---------------------------------------------------------------------------------------------------------
If you have general                    Call                  1-800-755-3105            Monday - Friday
questions about the            D.F. King & Co., Inc.          (toll free)             8 a.m. - 9 p.m. EDT
exchange offer                (the information agent)              or                      Saturday
                                                              212-269-5550            8 a.m. - 5 p.m. EDT
                                                               (collect)
---------------------------------------------------------------------------------------------------------

                        DO NOT WAIT UNTIL THE LAST MINUTE

If you want to take part in the tender offer, you are strongly encouraged to make your election early. If you wait until near the end of the election period, you risk your instruction form not being received prior to the time the election period expires.

                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the 401(k) Plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document, which has been provided by the plan sponsor.



Sincerely,


CG Trust Company, Trustee for DuPont Flooring Systems, Inc.

                              QUESTIONS AND ANSWERS

           TENDERING SHARES IN THE DUPONT FLOORING SYSTEMS 401(K) PLAN


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute shares of Conoco Class B common stock to those DuPont shareholders who want to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your shares of DuPont unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 The election period will be open from July 12th through August 3rd at 3 p.m. EDT.

         During this period, D.F. King & Co., Inc. will only accept your tender instructions by mail using the enclosed form and envelope. YOU CANNOT PARTICIPATE IN THE EXCHANGE OFFER THROUGH THE CIGNA ANSWERLINE.

         Important Notes:

         While the election period is open, you may mail your instructions to tender or change previously provided tender instructions. You cannot tender more shares of DuPont stock than you have in your account at the time you mail your instruction form, nor can you tender more shares at the close of the election period than are in your account at that time. Please do not wait until the last day to mail your instructions. If the number of shares of DuPont stock in your account changes during the tender period and you want to change your tender instructions, you must complete another form and mail it to D.F. King & Co., Inc. Indicate on the form that it is a change to previously submitted instructions.

Q.4      WHAT HAPPENS IF, AT THE CLOSE OF THE TENDER WINDOW, I HAVE FEWER
         SHARES OF DUPONT STOCK IN MY 401(k) ACCOUNT THAN I HAVE INSTRUCTED D.F. KING TO TENDER?

A.4 CG Trust Company will only tender available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you submitted instructions to D.F. King to tender 100 shares and you only have 80 because you sold 20 during the election period to purchase another investment option, CG Trust would only tender 80 shares on your behalf. On the other hand, if you submitted instructions to D.F. King to tender 100 shares and you have 150 because you purchased additional shares with your monthly 401(k) contribution, CG Trust would only tender 100 shares on your behalf. You would need to provide D.F. King with a second instruction to tender the additional 50 shares.

Q.5      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.5 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15% and you submitted instructions to D.F. King to tender 100 shares on your behalf, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your account.

Q.6 IF I PARTICIPATE IN THE EXCHANGE OFFER IN MY PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.6 Yes, after the exchange offer is completed and shares of Conoco Class B stock are in your account, CIGNA will send you a confirmation of the exchange.

Q.7      WILL CONOCO CLASS B STOCK BE TREATED LIKE DUPONT STOCK WITHIN THE
         401(k) PLAN?

A.7 While you are free to sell the Conoco stock at any time, you may not purchase additional shares of Conoco stock within the 401(k) Plan. Any shares of Conoco stock that you elect to sell will be subject to the same sales rules and fees that apply to DuPont stock.

         In addition, dividends paid on Conoco stock will NOT be re-invested to purchase additional Conoco shares for your account. Instead, these dividends will be allocated to the Guaranteed Income Fund under your account.

Q.8      HOW LONG MAY I HOLD CONOCO STOCK IN MY PLAN ACCOUNT?

A.8 There is currently no plan to limit the time you may hold Conoco Class B stock except for the general plan or regulatory limits that apply to all plan assets. The plan sponsor periodically reviews the plan's investment options and may change the options offered under the plan from time to time.

Q.9      MAY I PURCHASE MORE SHARES OF CONOCO STOCK AFTER THE EXCHANGE?

A.9      No. You may acquire Conoco stock in the plan only through the exchange.

Q.10     HOW WILL CONOCO STOCK BE TREATED WHEN I SELL IT TO BUY ANOTHER FUND?

A.10 The sale price of Conoco stock will be the weighted average price of all Conoco stock sold by plan participants on a given day (the same method that is used for determining the sale price of DuPont stock in the 401(k) Plan). The sales commission for Conoco stock will be the same as that for DuPont stock, $.06 per share.

Q.11     CAN I GET SHARES OF CONOCO STOCK OUT OF THE PLAN AS SHARES, I.E., IN
         KIND?

A.11 No. Shares of stock must first be liquidated with the distribution being made in cash.

                                MAKING A DECISION

The diagram on this page outlines what the participants should do if they choose to participate or decline to participate in the exchange offer.

                                INSTRUCTION FORM
                                 WITH RESPECT TO
                              THE OFFER TO EXCHANGE
                                SHARES OF CLASS B
                           COMMON STOCK OF CONOCO INC.
                                FOR EACH SHARE OF
                      E.I. DU PONT DE NEMOURS AND COMPANY


         The undersigned acknowledge(s) receipt of a letter from CG Trust Company, as Trustee, enclosing the Offering Circular-Prospectus, dated July 12, 1999 (the "Offering Circular") pursuant to an offer by E.I. du Pont de Nemours and Company, a Delaware Corporation ("DuPont"), to exchange shares of DuPont Common Stock for shares of Conoco Class B common stock under the terms and conditions listed in the Offering Circular. The undersigned understand(s) that the Offer applies to shares allocated to the account of the undersigned in the DuPont Flooring Systems, Inc. 401(k) Plan (the "Plan").

         This will instruct you, as Trustee for the Plan, to instruct your custodian to tender the number of shares indicated below (OR, IF NO NUMBER IS INDICATED, ALL SHARES) that are held for the Plan account of the undersigned, upon the terms and subject to the conditions set forth in the Offering Circular furnished to the undersigned.*

               --------------------------------------------------
                        Number of Shares to be Tendered *
                             (Check one choice ONLY)
                           Please tender ALL shares
                        ---
                           Please tender          shares
                       ---               ---------
                             (ONLY IF LESS THAN ALL)

               --------------------------------------------------




              ----------------------------------------------------
                                    SIGN HERE

                 ----------------------------------------------

                 ----------------------------------------------
                                  Signature(s)

                 ----------------------------------------------
                                      Date


                 ----------------------------------------------
                              Please Print Name(s)

                 ----------------------------------------------
                                     Address

                 ----------------------------------------------
                         Area Code and Telephone Number

                 ----------------------------------------------
                         Tax, Identification, or Social
                                 Security Number
              ----------------------------------------------------



-------------------
* Unless otherwise indicated, it will be assumed that all shares in the undersigned's Plan account are to be tendered.

                MAIL THIS FORM IN THE ENCLOSED REPLY ENVELOPE TO:

                  D. F. King & Co., Inc.
                  Wall Street Station - P.O. Box 411
                  New York, NY 10269-0069
                  Attn:  Broker/Nominee Department

                                                                 Exhibit (a)(9)
                           [MERRILL LYNCH LETTERHEAD]




July 12, 1999


To: Participants in the Optimum Quality Grains, L.L.C. Retirement and Savings Plan (Optimum Quality Grains Plan)

The DuPont Company is offering its stockholders the opportunity to exchange their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock that you may hold in your Optimum Quality Grains Plan account. Note: If you own shares of DuPont stock other than in your Optimum Quality Grains Plan account, you will receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

IF YOU DO NOT HOLD SHARES OF DUPONT STOCK IN YOUR OPTIMUM QUALITY GRAINS PLAN ACCOUNT, YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS MAILING.

                 HOW MANY SHARES OF DUPONT STOCK YOU MAY TENDER

You may submit ("tender") for exchange all or only part of your holdings of DuPont stock. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.

The shares you tender must be stated as a specific number of shares (whole and fractional). In other words, you may not express your tender as a percentage of your holdings or as a dollar amount. The shares to be tendered will be prorated across your Regular Account and your Before-Tax Account.

You may increase, decrease or cancel your election at any time during the election period. To do so, you must revoke your prior election and then make a new one.

       THE ELECTION PERIOD EXPIRES AT 3 P.M. EDT, THURSDAY, AUGUST 5, 1999

Both the election period and the ability to change or cancel your election will expire at the time and date shown above, unless the exchange offer is extended.
Note: For accounting purposes, the election period closes one day earlier than the election period for the general public.

Additionally, the exchange offer is subject to the conditions discussed in the Offering Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer" and the satisfaction of all legal requirements.

             IF YOUR HOLDINGS DECREASE OR INCREASE AFTER YOU TENDER

At the time the election period expires, your holdings of DuPont stock may have changed (for example, through fund transfers or monthly contributions).

If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares will be submitted for exchange. On the other hand, if the number of shares you hold is larger than the number you tendered, only the number of shares you tendered will be submitted for exchange.

                NUMBER OF SHARES OF DUPONT STOCK MAY BE PRORATED

As the Offering Circular-Prospectus explains more fully, the maximum number of DuPont shares that will be accepted under the exchange offer is limited. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering stockholder will be reduced among tendering stockholders according to the procedures in the Offering Circular-Prospectus. Proportionate acceptance of shares of DuPont stock among all stockholders is called proration.

            TENDERING WILL AFFECT SOME PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited from doing certain new financial transactions (for example, loans, fund transfers and withdrawals) from the close of the election period until the Conoco shares are actually deposited in your account. Most transactions that do not involve tendered shares of DuPont stock will not be affected. For details, call Merrill Lynch at the regular phone number. It is anticipated that at least seven business days after the expiration of the offer will be required for the shares to be deposited.

         IF YOU DO NOT WANT TO TENDER ANY OF YOUR SHARES OF DUPONT STOCK

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. IF YOU DO NOT CALL TO ELECT TO TENDER YOUR SHARES, YOU WILL BE CONSIDERED TO HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK WILL NOT BE TENDERED.

                 GIVE YOUR TENDER INSTRUCTIONS TO MERRILL LYNCH

An election to tender must be made by telephone. Special phone lines have been set up at Merrill Lynch for you to provide your tender instructions. Tender elections will be taken only over these special lines. If you call the regular Optimum Quality Grains line, you will be asked to call back on the special tender phone line.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent," D. F. King & Co., Inc., has been hired by DuPont to answer general questions about the exchange offer. Note: The agent cannot answer questions about your personal Optimum Quality Grains Plan account; only Merrill Lynch can do that.

                                  WHERE TO CALL


                                       CALL               SPECIAL PHONE NUMBERS          WHEN TO CALL
                                       ----               ---------------------          ------------
TO PROVIDE INSTRUCTIONS TO         Merrill Lynch             1-877-809-8005             Monday - Friday
EXCHANGE YOUR SHARES OF                                        in the U.S.            7 a.m. - 8 p.m. EDT
DUPONT STOCK (OR LATER                                         (toll-free)
CHANGE YOUR ELECTION) IN                                           or               . . . except at the end
YOUR ACCOUNT                                                  732-563-8775          of the election period
                                                              international         when the lines close on
                                                              (call collect)               Thursday
                                                                                         at 3 p.m. EDT


IF YOU HAVE GENERAL           D. F. King & Co., Inc.         1-800-755-3105             Monday - Friday
QUESTIONS ABOUT THE           (the information agent)          in the U.S.            8 a.m. - 9 p.m. EDT
EXCHANGE OFFER                                                 (toll-free)                 Saturday
                                                                   or                 8 a.m. - 5 p.m. EDT
                                                              212-269-5550
                                                              international
                                                              (call collect)

                        DO NOT WAIT UNTIL THE LAST MINUTE

If you wait until near the end of the election period to call, the phone system may be experiencing heavy call volume and you may not be able to reach a representative before the election period expires.

                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document which has been provided by the plan sponsor.


Sincerely,


Merrill Lynch Group Employee Services

                              QUESTIONS AND ANSWERS
                         (provided by the plan sponsor)

               TENDERING SHARES IN THE OPTIMUM QUALITY GRAINS PLAN


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute shares of Conoco Class B common stock to those DuPont shareholders who want to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your shares of DuPont stock unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 During the election period, Merrill Lynch has special telephone numbers that you may use to tender shares of DuPont stock.

         Call 1-877-809-8005 in the U.S. (toll-free) or 732-563-8775 international (call collect) if you want to tender.

         YOU MUST CALL THE SPECIAL NUMBERS TO GIVE TENDER INSTRUCTIONS. You cannot participate in the exchange offer through the regular phone line.

Q.4      IF I PARTICIPATE IN THE EXCHANGE OFFER, HOW MANY SHARES MAY I TENDER?

A.4 You may tender all or any part of your shares of DuPont stock. If you tender, you must tender a specific number of shares (whole and fractional). Merrill Lynch cannot accept dollar amounts or percentages for these transactions.

         You cannot tender more shares of DuPont stock than you have in your account at the time you call.

         NOTE: If you do nothing, you have made an election not to tender your holdings of DuPont stock and your DuPont stock will not be tendered.

Q.5 WHAT HAPPENS IF, AT THE CLOSE OF THE ELECTION PERIOD, I HAVE FEWER SHARES OF DUPONT STOCK IN MY ACCOUNT THAN I HAVE INSTRUCTED MERRILL LYNCH TO TENDER?

A.5 Merrill Lynch will tender only available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you instructed Merrill Lynch to tender 100 shares and you only have 80 because you sold 20 during the election period to purchase another investment option, Merrill Lynch would tender only 80 shares on your behalf.

Q.6      HOW WILL SHARES OF DUPONT STOCK BE TENDERED FROM MY ACCOUNT?

A.6 Shares will be tendered from both your Regular Account and your Before-Tax Account (if you have both). Your tender will be prorated across your accounts. For example, suppose you own a total of 100 shares of DuPont stock, with 70 in your Regular Account and 30 in your Before-Tax Account. If you elect to tender 10 shares, Merrill Lynch will tender 7 shares on your behalf from your Regular Account and 3 shares from your Before-Tax Account.

Q.7      CAN I CHANGE MY ELECTION BEFORE THE ELECTION PERIOD CLOSES?

A.7 While the election period is open, you may change or revoke a previously provided tender instruction.

         If the number of shares of DuPont stock in your account changes during the election period and you want to change your tender instructions, you must call the special Merrill Lynch tender phone number again.

         YOU MUST CALL THE SPECIAL PHONE NUMBER TO MAKE CHANGES. You cannot make changes by calling the regular phone line.

Q.8      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.8 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15%. In that case, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your account.

Q.9 WILL THERE BE ANY EFFECT ON THE OPERATION OF MY ACCOUNT EITHER DURING OR AFTER THE ELECTION PERIOD?

A.9                           During the election period
         No matter whether you tender stock or do not tender stock, there will not be any effect on the operation of your account during the election period.

                            After the election period
         - If you do not tender any DuPont shares, there will not be any effect on the operation of your account after the election period.

         - However, if you tender stock, restrictions may be placed on your account. When the election period ends, the restrictions begin. During this restricted period, tender instructions will be processed, results tabulated, accounts reconciled and stock transferred.

         The restricted period will last from the expiration of the election period until the Conoco shares are actually deposited in your account. We expect the restricted period to last about seven business days, although it may be extended if necessary.

Q.10 WILL THE VOICE RESPONSE SYSTEM (VRS) AT MERRILL LYNCH BE OPEN DURING THE RESTRICTED PERIOD?

A.10 It will be closed for fund transfers but open for other transactions such as changing the percentages for your monthly investment directions. An example of a fund transfer is selling the Fidelity Magellan Fund to buy the Merrill Lynch Basic Value Fund. Transfers can still be done during the restricted period by calling Merrill Lynch participant service representatives on the regular phone number.

         The reason behind closing the VRS for fund transfers is that the system cannot be modified to tell you that certain transactions are not permitted for specific time periods. The participant service representatives can tell you those restrictions.

         The VRS will be reactivated for fund transfers after the restricted period ends.

Q.11 IF I PARTICIPATE IN THE EXCHANGE OFFER IN MY PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.11 Yes, after the exchange offer is completed and shares of Conoco Class B stock are in your account, Merrill Lynch will send you a confirmation of the exchange.

Q.12     WILL CONOCO CLASS B STOCK BE TREATED LIKE DUPONT STOCK WITHIN MY
         ACCOUNT?

A.12 While you are free to sell the Conoco stock at any time, you may not purchase additional shares of Conoco stock within your plan account. Any shares of Conoco stock that you elect to sell will be subject to the same sales rules and fees that apply to DuPont stock.

         In addition, dividends paid on Conoco stock will NOT be reinvested to purchase additional Conoco shares for your account. Instead, these dividends will be allocated to your account using your current investment direction.

Q.13 IS THE TAX TREATMENT OF SHARES OF CONOCO CLASS B STOCK DISTRIBUTED FROM MY ACCOUNT IN KIND THE SAME AS THAT OF DUPONT STOCK?

A.13 You will be permitted to receive your Conoco stock in kind (that is, as shares). However, Conoco stock will not be subject to the net unrealized appreciation (NUA) treatment that is available for DuPont stock.

Q.14     HOW LONG MAY I HOLD CONOCO STOCK IN MY PLAN ACCOUNT?

A.14 There is currently no plan to limit the time you may hold Conoco Class B stock except for the general plan or regulatory limits that apply to all plan assets. The plan sponsor periodically reviews the plan's investment options and may change the options offered under the plan from time to time.

Q.15     MAY I PURCHASE MORE SHARES OF CONOCO STOCK AFTER THE EXCHANGE?

A.15     No, you may acquire Conoco stock in the plan only through the exchange.

Q.16     HOW WILL CONOCO STOCK BE TREATED WHEN I SELL IT TO BUY ANOTHER FUND?

A.16 The sale price of Conoco stock will be the weighted average price of all Conoco stock sold by plan participants on a given day (the same method that is used for determining the sale price of DuPont stock in the plan). The sales commission for Conoco stock will be the same as that for DuPont stock, $.07 per share.

                               MAKING A DECISION


The diagram on this page outlines what the participants should do if they choose to participate or decline to participate in the exchange offer.

                           [Merrill Lynch Letterhead]




July 12, 1999


To:      Participants in the Qualicon Retirement and Savings Plan
         (Qualicon Savings Plan)

The DuPont Company is offering its stockholders the opportunity to exchange their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock that you may hold in your Qualicon Savings Plan account. Note: If you own shares of DuPont stock other than in your Qualicon Savings Plan account, you will receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

IF YOU DO NOT HOLD SHARES OF DUPONT STOCK IN YOUR QUALICON SAVINGS PLAN ACCOUNT, YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS MAILING.

                 HOW MANY SHARES OF DUPONT STOCK YOU MAY TENDER

You may submit ("tender") for exchange all or only part of your holdings of DuPont stock. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.

The shares you tender must be stated as a specific number of shares (whole and fractional). In other words, you may not express your tender as a percentage of your holdings or as a dollar amount. The shares to be tendered will be prorated across your Regular Account and your Before-Tax Account.

You may increase, decrease or cancel your election at any time during the election period. To do so, you must revoke your prior election and then make a new one.

       THE ELECTION PERIOD EXPIRES AT 3 P.M. EDT, THURSDAY, AUGUST 5, 1999

Both the election period and the ability to change or cancel your election will expire at the time and date shown above, unless the exchange offer is extended.
Note: For accounting purposes, the election period closes one day earlier than the election period for the general public.

Additionally, the exchange offer is subject to the conditions discussed in the Offering Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer" and the satisfaction of all legal requirements.

             IF YOUR HOLDINGS DECREASE OR INCREASE AFTER YOU TENDER

At the time the election period expires, your holdings of DuPont stock may have changed (for example, through fund transfers or monthly contributions).

If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares will be submitted for exchange. On the other hand, if the number of shares you hold is larger than the number you tendered, only the number of shares you tendered will be submitted for exchange.

                NUMBER OF SHARES OF DUPONT STOCK MAY BE PRORATED

As the Offering Circular-Prospectus explains more fully, the maximum number of DuPont shares that will be accepted under the exchange offer is limited. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering stockholder will be reduced among tendering stockholders according to the procedures in the Offering Circular-Prospectus. Proportionate acceptance of shares of DuPont stock among all stockholders is called proration.

            TENDERING WILL AFFECT SOME PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited from doing certain new financial transactions (for example, loans, fund transfers and withdrawals) from the close of the election period until the Conoco shares are actually deposited in your account. Most transactions that do not involve tendered shares of DuPont stock will not be affected. For details, call Merrill Lynch at the regular phone number. It is anticipated that at least seven business days after the expiration of the offer will be required for the shares to be deposited.

         IF YOU DO NOT WANT TO TENDER ANY OF YOUR SHARES OF DUPONT STOCK

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. IF YOU DO NOT CALL TO ELECT TO TENDER YOUR SHARES, YOU WILL BE CONSIDERED TO HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK WILL NOT BE TENDERED.

                 GIVE YOUR TENDER INSTRUCTIONS TO MERRILL LYNCH

An election to tender must be made by telephone. Special phone lines have been set up at Merrill Lynch for you to provide your tender instructions. Tender elections will be taken only over these special lines. If you call the regular Qualicon Savings Plan line, you will be asked to call back on the special tender phone line.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent," D. F. King & Co., Inc., has been hired by DuPont to answer general questions about the exchange offer. Note: The agent cannot answer questions about your personal Qualicon Savings Plan account; only Merrill Lynch can do that.

                                  WHERE TO CALL

                                       CALL               SPECIAL PHONE NUMBERS          WHEN TO CALL
                                       ----               ---------------------          ------------
TO PROVIDE INSTRUCTIONS TO         Merrill Lynch             1-877-809-8005             Monday - Friday
EXCHANGE YOUR SHARES OF                                        in the U.S.            7 a.m. - 8 p.m. EDT
DUPONT STOCK (OR LATER                                         (toll-free)
CHANGE YOUR ELECTION) IN                                           or               . . . except at the end
YOUR ACCOUNT                                                  732-563-8775          of the election period
                                                              international         when the lines close on
                                                              (call collect)               Thursday
                                                                                         at 3 p.m. EDT


IF YOU HAVE GENERAL           D. F. King & Co., Inc.         1-800-755-3105             Monday - Friday
QUESTIONS ABOUT THE           (the information agent)          in the U.S.            8 a.m. - 9 p.m. EDT
EXCHANGE OFFER                                                 (toll-free)                 Saturday
                                                                   or                 8 a.m. - 5 p.m. EDT
                                                              212-269-5550
                                                              international
                                                              (call collect)


                        DO NOT WAIT UNTIL THE LAST MINUTE

If you wait until near the end of the election period to call, the phone system may be experiencing heavy call volume and you may not be able to reach a representative before the election period expires.

                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document which has been provided by the plan sponsor.


Sincerely,


Merrill Lynch Group Employee Services

                              QUESTIONS AND ANSWERS
                         (provided by the plan sponsor)

                  TENDERING SHARES IN THE QUALICON SAVINGS PLAN


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute shares of Conoco Class B common stock to those DuPont shareholders who want to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your shares of DuPont stock unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 During the election period, Merrill Lynch has special telephone numbers that you may use to tender shares of DuPont stock.

         Call 1-877-809-8005 in the U.S. (toll-free) or 732-563-8775 international (call collect) if you want to tender.

         YOU MUST CALL THE SPECIAL NUMBERS TO GIVE TENDER INSTRUCTIONS. You cannot participate in the exchange offer through the regular phone line.

Q.4      IF I PARTICIPATE IN THE EXCHANGE OFFER, HOW MANY SHARES MAY I TENDER?

A.4 You may tender all or any part of your shares of DuPont stock. If you tender, you must tender a specific number of shares (whole and fractional). Merrill Lynch cannot accept dollar amounts or percentages for these transactions.

         You cannot tender more shares of DuPont stock than you have in your account at the time you call.

         NOTE: If you do nothing, you have made an election not to tender your holdings of DuPont stock and your DuPont stock will not be tendered.

Q.5 WHAT HAPPENS IF, AT THE CLOSE OF THE ELECTION PERIOD, I HAVE FEWER SHARES OF DUPONT STOCK IN MY ACCOUNT THAN I HAVE INSTRUCTED MERRILL LYNCH TO TENDER?

A.5 Merrill Lynch will tender only available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you instructed Merrill Lynch to tender 100 shares and you only have 80 because you sold 20 during the election period to purchase another investment option, Merrill Lynch would tender only 80 shares on your behalf.

Q.6      HOW WILL SHARES OF DUPONT STOCK BE TENDERED FROM MY ACCOUNT?

A.6 Shares will be tendered from both your Regular Account and your Before-Tax Account (if you have both). Your tender will be prorated across your accounts. For example, suppose you own a total of 100 shares of DuPont stock, with 70 in your Regular Account and 30 in your Before-Tax Account. If you elect to tender 10 shares, Merrill Lynch will tender 7 shares on your behalf from your Regular Account and 3 shares from your Before-Tax Account.

Q.7      CAN I CHANGE MY ELECTION BEFORE THE ELECTION PERIOD CLOSES?

A.7 While the election period is open, you may change or revoke a previously provided tender instruction.

         If the number of shares of DuPont stock in your account changes during the election period and you want to change your tender instructions, you must call the special Merrill Lynch tender phone number again.

         YOU MUST CALL THE SPECIAL PHONE NUMBER TO MAKE CHANGES. You cannot make changes by calling the regular phone line.

Q.8      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.8 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15%. In that case, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your account.

Q.9 WILL THERE BE ANY EFFECT ON THE OPERATION OF MY ACCOUNT EITHER DURING OR AFTER THE ELECTION PERIOD?

A.9                                 During the election period
         No matter whether you tender stock or do not tender stock, there will not be any effect on the operation of your account during the election period.

                                    After the election period
         - If you do not tender any DuPont shares, there will not be any effect on the operation of your account after the election period.

         - However, if you tender stock, restrictions may be placed on your account. When the election period ends, the restrictions begin. During this restricted period, tender instructions will be processed, results tabulated, accounts reconciled and stock transferred.

         The restricted period will last from the expiration of the election period until the Conoco shares are actually deposited in your account. We expect the restricted period to last about seven business days, although it may be extended if necessary.

Q.10 WILL THE VOICE RESPONSE SYSTEM (VRS) AT MERRILL LYNCH BE OPEN DURING THE RESTRICTED PERIOD?

A.10 It will be closed for fund transfers but open for other transactions such as changing the percentages for your monthly investment directions. An example of a fund transfer is selling the Fidelity Magellan Fund to buy the Merrill Lynch Basic Value Fund. Transfers can still be done during the restricted period by calling Merrill Lynch participant service representatives on the regular phone number.

         The reason behind closing the VRS for fund transfers is that the system cannot be modified to tell you that certain transactions are not permitted for specific time periods. The participant service representatives can tell you those restrictions.

         The VRS will be reactivated for fund transfers after the restricted period ends.

Q.11 IF I PARTICIPATE IN THE EXCHANGE OFFER IN MY PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.11 Yes, after the exchange offer is completed and shares of Conoco Class B stock are in your account, Merrill Lynch will send you a confirmation of the exchange.

Q.12     WILL CONOCO CLASS B STOCK BE TREATED LIKE DUPONT STOCK WITHIN MY
         ACCOUNT?

A.12 While you are free to sell the Conoco stock at any time, you may not purchase additional shares of Conoco stock within your plan account. Any shares of Conoco stock that you elect to sell will be subject to the same sales rules and fees that apply to DuPont stock.

         In addition, dividends paid on Conoco stock will NOT be reinvested to purchase additional Conoco shares for your account. Instead, these dividends will be allocated to your account using your current investment direction.

Q.13 IS THE TAX TREATMENT OF SHARES OF CONOCO CLASS B STOCK DISTRIBUTED FROM MY ACCOUNT IN KIND THE SAME AS THAT OF DUPONT STOCK?

A.13 You will be permitted to receive your Conoco stock in kind (that is, as shares). However, Conoco stock will not be subject to the net unrealized appreciation (NUA) treatment that is available for DuPont stock.

Q.14     HOW LONG MAY I HOLD CONOCO STOCK IN MY PLAN ACCOUNT?

A.14 There is currently no plan to limit the time you may hold Conoco Class B stock except for the general plan or regulatory limits that apply to all plan assets. The plan sponsor periodically reviews the plan's investment options and may change the options offered under the plan from time to time.

Q.15     MAY I PURCHASE MORE SHARES OF CONOCO STOCK AFTER THE EXCHANGE?

A.15     No, you may acquire Conoco stock in the plan only through the exchange.

Q.16     HOW WILL CONOCO STOCK BE TREATED WHEN I SELL IT TO BUY ANOTHER FUND?

A.16 The sale price of Conoco stock will be the weighted average price of all Conoco stock sold by plan participants on a given day (the same method that is used for determining the sale price of DuPont stock in the plan). The sales commission for Conoco stock will be the same as that for DuPont stock, $.07 per share.

                               MAKING A DECISION


The diagram on this page outlines what the participants should do if they choose to participate or decline to participate in the exchange offer.

                           [Merrill Lynch Letterhead]



July 12, 1999


To: Participants in the Thrift Plan for Employees of Sentinel Transportation Company (Sentinel Thrift Plan)

The DuPont Company is offering its stockholders the opportunity to exchange their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock that you may hold in your Sentinel Thrift Plan account. Note: If you own shares of DuPont stock other than in your Sentinel Thrift Plan account, you will receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

IF YOU DO NOT HOLD SHARES OF DUPONT STOCK IN YOUR SENTINEL THRIFT PLAN ACCOUNT, YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS MAILING.

                 HOW MANY SHARES OF DUPONT STOCK YOU MAY TENDER

You may submit ("tender") for exchange all or only part of your holdings of DuPont stock. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.

The shares you tender must be stated as a specific number of shares (whole and fractional). In other words, you may not express your tender as a percentage of your holdings or as a dollar amount. The shares to be tendered will be prorated across your Regular Account and your Before-Tax Account.

You may increase, decrease or cancel your election at any time during the election period. To do so, you must revoke your prior election and then make a new one.

       THE ELECTION PERIOD EXPIRES AT 3 P.M. EDT, THURSDAY, AUGUST 5, 1999

Both the election period and the ability to change or cancel your election will expire at the time and date shown above, unless the exchange offer is extended.
Note: For accounting purposes, the election period closes one day earlier than the election period for the general public.

Additionally, the exchange offer is subject to the conditions discussed in the Offering Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer" and the satisfaction of all legal requirements.

             IF YOUR HOLDINGS DECREASE OR INCREASE AFTER YOU TENDER

At the time the election period expires, your holdings of DuPont stock may have changed (for example, through fund transfers or monthly contributions).

If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares will be submitted for exchange. On the other hand, if the number of shares you hold is larger than the number you tendered, only the number of shares you tendered will be submitted for exchange.

                NUMBER OF SHARES OF DUPONT STOCK MAY BE PRORATED

As the Offering Circular-Prospectus explains more fully, the maximum number of DuPont shares that will be accepted under the exchange offer is limited. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering stockholder will be reduced among tendering stockholders according to the procedures in the Offering Circular-Prospectus. Proportionate acceptance of shares of DuPont stock among all stockholders is called proration.

            TENDERING WILL AFFECT SOME PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited from doing certain new financial transactions (for example, loans, fund transfers and withdrawals) from the close of the election period until the Conoco shares are actually deposited in your account. Most transactions that do not involve tendered shares of DuPont stock will not be affected. For details, call Merrill Lynch at the regular phone number. It is anticipated that at least seven business days after the expiration of the offer will be required for the shares to be deposited.

         IF YOU DO NOT WANT TO TENDER ANY OF YOUR SHARES OF DUPONT STOCK

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. IF YOU DO NOT CALL TO ELECT TO TENDER YOUR SHARES, YOU WILL BE CONSIDERED TO HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK WILL NOT BE TENDERED.

                 GIVE YOUR TENDER INSTRUCTIONS TO MERRILL LYNCH

An election to tender must be made by telephone. Special phone lines have been set up at Merrill Lynch for you to provide your tender instructions. Tender elections will be taken only over these special lines. If you call the regular Sentinel Thrift Plan line, you will be asked to call back on the special tender phone line.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent," D. F. King & Co., Inc., has been hired by DuPont to answer general questions about the exchange offer. Note: The agent cannot answer questions about your personal Sentinel Thrift Plan account; only Merrill Lynch can do that.

                                  WHERE TO CALL

                                       CALL               SPECIAL PHONE NUMBERS          WHEN TO CALL
                                       ----               ---------------------          ------------
TO PROVIDE INSTRUCTIONS TO         Merrill Lynch             1-877-809-8005             Monday - Friday
EXCHANGE YOUR SHARES OF                                        in the U.S.            7 a.m. - 8 p.m. EDT
DUPONT STOCK (OR LATER                                         (toll-free)
CHANGE YOUR ELECTION) IN                                           or               . . . except at the end
YOUR ACCOUNT                                                  732-563-8775          of the election period
                                                              international         when the lines close on
                                                              (call collect)               Thursday
                                                                                         at 3 p.m. EDT


IF YOU HAVE GENERAL           D. F. King & Co., Inc.         1-800-755-3105             Monday - Friday
QUESTIONS ABOUT THE           (the information agent)          in the U.S.            8 a.m. - 9 p.m. EDT
EXCHANGE OFFER                                                 (toll-free)                 Saturday
                                                                   or                 8 a.m. - 5 p.m. EDT
                                                              212-269-5550
                                                              international
                                                              (call collect)


                        DO NOT WAIT UNTIL THE LAST MINUTE

If you wait until near the end of the election period to call, the phone system may be experiencing heavy call volume and you may not be able to reach a representative before the election period expires.

                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document which has been provided by the plan sponsor.


Sincerely,


Merrill Lynch Group Employee Services

                              QUESTIONS AND ANSWERS
                         (provided by the plan sponsor)

                  TENDERING SHARES IN THE SENTINEL THRIFT PLAN


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute shares of Conoco Class B common stock to those DuPont shareholders who want to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your shares of DuPont stock unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 During the election period, Merrill Lynch has special telephone numbers that you may use to tender shares of DuPont stock.

         Call 1-877-809-8005 in the U.S. (toll-free) or 732-563-8775 international (call collect) if you want to tender.

         YOU MUST CALL THE SPECIAL NUMBERS TO GIVE TENDER INSTRUCTIONS. You cannot participate in the exchange offer through the regular phone line.

Q.4      IF I PARTICIPATE IN THE EXCHANGE OFFER, HOW MANY SHARES MAY I TENDER?

A.4 You may tender all or any part of your shares of DuPont stock. If you tender, you must tender a specific number of shares (whole and fractional). Merrill Lynch cannot accept dollar amounts or percentages for these transactions.

         You cannot tender more shares of DuPont stock than you have in your account at the time you call.

         NOTE: If you do nothing, you have made an election not to tender your holdings of DuPont stock and your DuPont stock will not be tendered.

Q.5 WHAT HAPPENS IF, AT THE CLOSE OF THE ELECTION PERIOD, I HAVE FEWER SHARES OF DUPONT STOCK IN MY ACCOUNT THAN I HAVE INSTRUCTED MERRILL LYNCH TO TENDER?

A.5 Merrill Lynch will tender only available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you instructed Merrill Lynch to tender 100 shares and you only have 80 because you sold 20 during the election period to purchase another investment option, Merrill Lynch would tender only 80 shares on your behalf.

Q.6      HOW WILL SHARES OF DUPONT STOCK BE TENDERED FROM MY ACCOUNT?

A.6 Shares will be tendered from both your Regular Account and your Before-Tax Account (if you have both). Your tender will be prorated across your accounts. For example, suppose you own a total of 100 shares of DuPont stock, with 70 in your Regular Account and 30 in your Before-Tax Account. If you elect to tender 10 shares, Merrill Lynch will tender 7 shares on your behalf from your Regular Account and 3 shares from your Before-Tax Account.

Q.7      CAN I CHANGE MY ELECTION BEFORE THE ELECTION PERIOD CLOSES?

A.7 While the election period is open, you may change or revoke a previously provided tender instruction.

         If the number of shares of DuPont stock in your account changes during the election period and you want to change your tender instructions, you must call the special Merrill Lynch tender phone number again.

         YOU MUST CALL THE SPECIAL PHONE NUMBER TO MAKE CHANGES. You cannot make changes by calling the regular phone line.

Q.8      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.8 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15%. In that case, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your account.

Q.9 WILL THERE BE ANY EFFECT ON THE OPERATION OF MY ACCOUNT EITHER DURING OR AFTER THE ELECTION PERIOD?

A.9                               During the election period
         No matter whether you tender stock or do not tender stock, there will not be any effect on the operation of your account during the election period.

                                  After the election period
         - If you do not tender any DuPont shares, there will not be any effect on the operation of your account after the election period.

         - However, if you tender stock, restrictions may be placed on your account. When the election period ends, the restrictions begin. During this restricted period, tender instructions will be processed, results tabulated, accounts reconciled and stock transferred.

         The restricted period will last from the expiration of the election period until the Conoco shares are actually deposited in your account. We expect the restricted period to last about seven business days, although it may be extended if necessary.

Q.10 WILL THE VOICE RESPONSE SYSTEM (VRS) AT MERRILL LYNCH BE OPEN DURING THE RESTRICTED PERIOD?

A.10 It will be closed for fund transfers but open for other transactions such as changing the percentages for your monthly investment directions. An example of a fund transfer is selling the Fidelity Magellan Fund to buy the Merrill Lynch Basic Value Fund. Transfers can still be done during the restricted period by calling Merrill Lynch participant service representatives on the regular phone number.

         The reason behind closing the VRS for fund transfers is that the system cannot be modified to tell you that certain transactions are not permitted for specific time periods. The participant service representatives can tell you those restrictions.

         The VRS will be reactivated for fund transfers after the restricted period ends.

Q.11 IF I PARTICIPATE IN THE EXCHANGE OFFER IN MY PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.11 Yes, after the exchange offer is completed and shares of Conoco Class B stock are in your account, Merrill Lynch will send you a confirmation of the exchange.

Q.12     WILL CONOCO CLASS B STOCK BE TREATED LIKE DUPONT STOCK WITHIN MY
         ACCOUNT?

A.12 While you are free to sell the Conoco stock at any time, you may not purchase additional shares of Conoco stock within your plan account. Any shares of Conoco stock that you elect to sell will be subject to the same sales rules and fees that apply to DuPont stock.

         In addition, dividends paid on Conoco stock will NOT be reinvested to purchase additional Conoco shares for your account. Instead, these dividends will be allocated to your account using your current investment direction.

Q.13 IS THE TAX TREATMENT OF SHARES OF CONOCO CLASS B STOCK DISTRIBUTED FROM MY ACCOUNT IN KIND THE SAME AS THAT OF DUPONT STOCK?

A.13 You will be permitted to receive your Conoco stock in kind (that is, as shares). However, Conoco stock will not be subject to the net unrealized appreciation (NUA) treatment that is available for DuPont stock.

Q.14     HOW LONG MAY I HOLD CONOCO STOCK IN MY PLAN ACCOUNT?

A.14 There is currently no plan to limit the time you may hold Conoco Class B stock except for the general plan or regulatory limits that apply to all plan assets. The plan sponsor periodically reviews the plan's investment options and may change the options offered under the plan from time to time.

Q.15     MAY I PURCHASE MORE SHARES OF CONOCO STOCK AFTER THE EXCHANGE?

A.15     No, you may acquire Conoco stock in the plan only through the exchange.

Q.16     HOW WILL CONOCO STOCK BE TREATED WHEN I SELL IT TO BUY ANOTHER FUND?

A.16 The sale price of Conoco stock will be the weighted average price of all Conoco stock sold by plan participants on a given day (the same method that is used for determining the sale price of DuPont stock in the plan). The sales commission for Conoco stock will be the same as that for DuPont stock, $.07 per share.

                              MAKING A DECISION


The diagram on this page outlines what the participants should do if they choose to participate or decline to participate in the exchange offer.

                           [Merrill Lynch Letterhead]




July 12, 1999


To:      Participants in the DuPont Savings and Investment Plan (SIP)

The DuPont Company is offering its stockholders the opportunity to exchange their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock that you may hold in your SIP account. Note: If you own shares of DuPont stock other than in your SIP account, you will receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

IF YOU DO NOT HOLD SHARES OF DUPONT STOCK IN YOUR SIP ACCOUNT, YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS MAILING.

                 HOW MANY SHARES OF DUPONT STOCK YOU MAY TENDER

You may submit ("tender") for exchange all or only part of your holdings of DuPont stock. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.

The shares you tender must be stated as a specific number of shares (whole and fractional). In other words, you may not express your tender as a percentage of your holdings or as a dollar amount. The shares to be tendered will be prorated across your Regular Account and your Before-Tax Account.

You may increase, decrease or cancel your election at any time during the election period. To do so, you must revoke your prior election and then make a new one.

       THE ELECTION PERIOD EXPIRES AT 3 P.M. EDT, THURSDAY, AUGUST 5, 1999

Both the election period and the ability to change or cancel your election will expire at the time and date shown above, unless the exchange offer is extended.
Note: For accounting purposes, the election period closes one day earlier than the election period for the general public.

Additionally, the exchange offer is subject to the conditions discussed in the Offering Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer" and the satisfaction of all legal requirements.

             IF YOUR HOLDINGS DECREASE OR INCREASE AFTER YOU TENDER

At the time the election period expires, your holdings of DuPont stock may have changed (for example, through fund transfers or monthly contributions).

If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares will be submitted for exchange. On the other hand, if the number of shares you hold is larger than the number you tendered, only the number of shares you tendered will be submitted for exchange.

                NUMBER OF SHARES OF DUPONT STOCK MAY BE PRORATED

As the Offering Circular-Prospectus explains more fully, the maximum number of DuPont shares that will be accepted under the exchange offer is limited. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering stockholder will be reduced among tendering stockholders according to the procedures in the Offering Circular-Prospectus. Proportionate acceptance of shares of DuPont stock among all stockholders is called proration.

            TENDERING WILL AFFECT SOME PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited from doing certain new financial transactions (for example, loans, fund transfers and withdrawals) from the close of the election period until the Conoco shares are actually deposited in your account. Most transactions that do not involve tendered shares of DuPont stock will not be affected. For details, call Merrill Lynch at the regular phone number. It is anticipated that at least seven business days after the expiration of the offer will be required for the shares to be deposited.

         IF YOU DO NOT WANT TO TENDER ANY OF YOUR SHARES OF DUPONT STOCK

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. IF YOU DO NOT CALL TO ELECT TO TENDER YOUR SHARES, YOU WILL BE CONSIDERED TO HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK WILL NOT BE TENDERED.

                 GIVE YOUR TENDER INSTRUCTIONS TO MERRILL LYNCH

An election to tender must be made by telephone. Special phone lines have been set up at Merrill Lynch for you to provide your tender instructions. Tender elections will be taken only over these special lines. If you call the regular SIP line, you will be asked to call back on the special tender phone line.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent," D. F. King & Co., Inc., has been hired by DuPont to answer general questions about the exchange offer. Note: The agent cannot answer questions about your personal SIP account; only Merrill Lynch can do that.

                                  WHERE TO CALL


                                       CALL               SPECIAL PHONE NUMBERS          WHEN TO CALL
                                       ----               ---------------------          ------------
TO PROVIDE INSTRUCTIONS TO         Merrill Lynch             1-877-809-8005             Monday - Friday
EXCHANGE YOUR SHARES OF                                        in the U.S.            7 a.m. - 8 p.m. EDT
DUPONT STOCK (OR LATER                                         (toll-free)
CHANGE YOUR ELECTION) IN                                           or               . . . except at the end
YOUR ACCOUNT                                                  732-563-8775          of the election period
                                                              international         when the lines close on
                                                              (call collect)               Thursday
                                                                                         at 3 p.m. EDT


IF YOU HAVE GENERAL           D. F. King & Co., Inc.         1-800-755-3105             Monday - Friday
QUESTIONS ABOUT THE           (the information agent)          in the U.S.            8 a.m. - 9 p.m. EDT
EXCHANGE OFFER                                                 (toll-free)                 Saturday
                                                                   or                 8 a.m. - 5 p.m. EDT
                                                              212-269-5550
                                                              international
                                                              (call collect)


                        DO NOT WAIT UNTIL THE LAST MINUTE

If you wait until near the end of the election period to call, the phone system may be experiencing heavy call volume and you may not be able to reach a representative before the election period expires.

                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document which has been provided by the plan sponsor.


Sincerely,


Merrill Lynch Group Employee Services

                              QUESTIONS AND ANSWERS
                         (provided by the plan sponsor)

           TENDERING SHARES IN THE DUPONT SAVINGS AND INVESTMENT PLAN


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute shares of Conoco Class B common stock to those DuPont shareholders who want to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your shares of DuPont stock unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 During the election period, Merrill Lynch has special telephone numbers that you may use to tender shares of DuPont stock.

         Call 1-877-809-8005 in the U.S. (toll-free) or 732-563-8775 international (call collect) if you want to tender.

         YOU MUST CALL THE SPECIAL NUMBERS TO GIVE TENDER INSTRUCTIONS. You cannot participate in the exchange offer through the regular phone line.

Q.4      IF I PARTICIPATE IN THE EXCHANGE OFFER, HOW MANY SHARES MAY I TENDER?

A.4 You may tender all or any part of your shares of DuPont stock. If you tender, you must tender a specific number of shares (whole and fractional). Merrill Lynch cannot accept dollar amounts or percentages for these transactions.

         You cannot tender more shares of DuPont stock than you have in your account at the time you call.

         NOTE: If you do nothing, you have made an election not to tender your holdings of DuPont stock and your DuPont stock will not be tendered.

Q.5 WHAT HAPPENS IF, AT THE CLOSE OF THE ELECTION PERIOD, I HAVE FEWER SHARES OF DUPONT STOCK IN MY ACCOUNT THAN I HAVE INSTRUCTED MERRILL LYNCH TO TENDER?

A.5 Merrill Lynch will tender only available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you instructed Merrill Lynch to tender 100 shares and you only have 80 because you sold 20 during the election period to purchase another investment option, Merrill Lynch would tender only 80 shares on your behalf.

Q.6      HOW WILL SHARES OF DUPONT STOCK BE TENDERED FROM MY ACCOUNT?

A.6 Shares will be tendered from both your Regular Account and your Before-Tax Account (if you have both). Your tender will be prorated across your accounts. For example, suppose you own a total of 100 shares of DuPont stock, with 70 in your Regular Account and 30 in your Before-Tax Account. If you elect to tender 10 shares, Merrill Lynch will tender 7 shares on your behalf from your Regular Account and 3 shares from your Before-Tax Account.

Q.7      CAN I CHANGE MY ELECTION BEFORE THE ELECTION PERIOD CLOSES?

A.7 While the election period is open, you may change or revoke a previously provided tender instruction.

         If the number of shares of DuPont stock in your account changes during the election period and you want to change your tender instructions, you must call the special Merrill Lynch tender phone number again.

         YOU MUST CALL THE SPECIAL PHONE NUMBER TO MAKE CHANGES. You cannot make changes by calling the regular phone line.

Q.8      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.8 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15%. In that case, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your account.

Q.9 WILL THERE BE ANY EFFECT ON THE OPERATION OF MY ACCOUNT EITHER DURING OR AFTER THE ELECTION PERIOD?

A.9                                 During the election period
         No matter whether you tender stock or do not tender stock, there will not be any effect on the operation of your account during the election period.

                                    After the election period
         - If you do not tender any DuPont shares, there will not be any effect on the operation of your account after the election period.

         - However, if you tender stock, restrictions may be placed on your account. When the election period ends, the restrictions begin. During this restricted period, tender instructions will be processed, results tabulated, accounts reconciled and stock transferred.

         The restricted period will last from the expiration of the election period until the Conoco shares are actually deposited in your account. We expect the restricted period to last about seven business days, although it may be extended if necessary.

Q.10 WILL THE VOICE RESPONSE SYSTEM (VRS) AT MERRILL LYNCH BE OPEN DURING THE RESTRICTED PERIOD?

A.10 It will be closed for fund transfers but open for other transactions such as changing the percentages for your monthly investment directions. An example of a fund transfer is selling the Fidelity Magellan Fund to buy the Merrill Lynch Basic Value Fund. Transfers can still be done during the restricted period by calling Merrill Lynch participant service representatives on the regular phone number.

         The reason behind closing the VRS for fund transfers is that the system cannot be modified to tell you that certain transactions are not permitted for specific time periods. The participant service representatives can tell you those restrictions.

         The VRS will be reactivated for fund transfers after the restricted period ends.

Q.11 IF I PARTICIPATE IN THE EXCHANGE OFFER IN MY PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.11 Yes, after the exchange offer is completed and shares of Conoco Class B stock are in your account, Merrill Lynch will send you a confirmation of the exchange.

Q.12     WILL CONOCO CLASS B STOCK BE TREATED LIKE DUPONT STOCK WITHIN MY
         ACCOUNT?

A.12 While you are free to sell the Conoco stock at any time, you may not purchase additional shares of Conoco stock within your plan account. Any shares of Conoco stock that you elect to sell will be subject to the same sales rules and fees that apply to DuPont stock.

         In addition, dividends paid on Conoco stock will NOT be reinvested to purchase additional Conoco shares for your account. Instead, these dividends will be allocated to your account using your current investment direction.

Q.13 IS THE TAX TREATMENT OF SHARES OF CONOCO CLASS B STOCK DISTRIBUTED FROM MY ACCOUNT IN KIND THE SAME AS THAT OF DUPONT STOCK?

A.13 You will be permitted to receive your Conoco stock in kind (that is, as shares). However, Conoco stock will not be subject to the net unrealized appreciation (NUA) treatment that is available for DuPont stock.

Q.14     HOW LONG MAY I HOLD CONOCO STOCK IN MY PLAN ACCOUNT?

A.14 There is currently no plan to limit the time you may hold Conoco Class B stock except for the general plan or regulatory limits that apply to all plan assets. The plan sponsor periodically reviews the plan's investment options and may change the options offered under the plan from time to time.

Q.15     MAY I PURCHASE MORE SHARES OF CONOCO STOCK AFTER THE EXCHANGE?

A.15     No, you may acquire Conoco stock in the plan only through the exchange.

Q.16     HOW WILL CONOCO STOCK BE TREATED WHEN I SELL IT TO BUY ANOTHER FUND?

A.16 The sale price of Conoco stock will be the weighted average price of all Conoco stock sold by plan participants on a given day (the same method that is used for determining the sale price of DuPont stock in the plan). The sales commission for Conoco stock will be the same as that for DuPont stock, $.07 per share.

                               MAKING A DECISION

The diagram on this page outlines what the participants should do if they choose to participate or decline to participate in the exchange offer.

                                            Group Employee Services

                                            Private Client Group

                                            P.O. Box 30441
                                            New Brunswick, New Jersey 08989-0441

[MERRILL LYNCH LOGO]



July 12, 1999


To Participants in the Conoco Thrift Plan:

The DuPont Company is offering its stockholders the opportunity to exchange their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock held in your Thrift Plan account. Note: If you own shares of DuPont stock other than in your Thrift Plan account, you should receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

IF YOU DO NOT HOLD DUPONT STOCK IN THE THRIFT PLAN, YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS MAILING.

                         HOW MANY SHARES YOU MAY TENDER

You may submit ("tender") for exchange all or only part of your holdings of DuPont stock. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.

The shares you tender must be stated as a specific number of shares (whole and fractional). In other words, you may not express your tender as a percentage of your holdings or as a dollar amount. The shares to be tendered will be prorated across your Regular Account and your Before-Tax Account.

You may increase, decrease or cancel your election at any time during the election period. To do so, you must revoke your prior election and then make a new one.

       THE ELECTION PERIOD EXPIRES AT 2 P.M. CDT, THURSDAY, AUGUST 5, 1999

Both the election period for the Thrift Plan and the ability to change or cancel your election will expire at the time and date shown above, unless the exchange offer is extended. Note: For accounting purposes, the Thrift Plan election period closes one day earlier than the election period for the general public.

Additionally, the exchange offer is subject to the conditions discussed in the Offering Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer" and the satisfaction of all legal requirements.

             IF YOUR HOLDINGS DECREASE OR INCREASE AFTER YOU TENDER

At the time the election period for the Thrift Plan expires, your holdings of DuPont stock in the Thrift Plan may have changed (for example, through fund transfers or monthly contributions).

If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares will be submitted for exchange. On the other hand, if the number of shares you hold is larger than the number you tendered, only the number of shares you tendered will be submitted for exchange.

                        NUMBER OF SHARES MAY BE PRORATED

As the Offering Circular-Prospectus explains more fully, the maximum number of shares of DuPont stock that will be accepted under the exchange offer is limited. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering stockholder will be reduced among tendering stockholders according to procedures in the Offering Circular-Prospectus. Proportionate acceptance of shares of DuPont stock from stockholders is called proration.

         TENDERING WILL AFFECT SOME THRIFT PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited in doing certain new financial transactions (for example, loans, fund transfers and withdrawals) from the close of the election period until the Conoco shares actually are deposited in your account. Most transactions that do not involve tendered shares of DuPont stock will not be affected. For details, call Merrill Lynch at the regular Thrift Plan phone number. It is anticipated that at least seven business days after the expiration of the offer will be required for the shares to be deposited.

             IF YOU DO NOT WANT TO TENDER ANY OF YOUR DUPONT SHARES

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. IF YOU DO NOT CALL TO ELECT TO TENDER YOUR SHARES, YOU WILL BE CONSIDERED TO HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK IN THE THRIFT PLAN WILL NOT BE TENDERED.

                 GIVE YOUR TENDER INSTRUCTIONS TO MERRILL LYNCH

An election to tender must be made by telephone. Special phone lines have been set up at Merrill Lynch for you to provide your tender instructions. Tender elections for the Thrift Plan will be taken only over these special lines. If you call the Thrift Plan line, you will be asked to call back on the special tender phone lines.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent," D. F. King & Co., Inc., has been hired by DuPont to answer general questions about the exchange offer. Note: The agent cannot answer questions about your personal Thrift Plan account; only Merrill Lynch can do that.

                                  WHERE TO CALL
-------------------------------------------------------------------------------------------------------------
                                       CALL               SPECIAL PHONE NUMBERS          WHEN TO CALL
-------------------------------------------------------------------------------------------------------------
TO PROVIDE INSTRUCTIONS TO         Merrill Lynch             1-877-809-8005             Monday - Friday
EXCHANGE YOUR SHARES OF                                        in the U.S.            6 a.m. - 7 p.m. CDT
DUPONT STOCK (OR LATER                                         (toll-free)
CHANGE YOUR ELECTION) IN                                           or               . . . except at the end
YOUR THRIFT PLAN ACCOUNT                                      732-563-8775          of the election period
                                                              international         when the lines close on
                                                              (call collect)              Thursday at
                                                                                          2 p.m. CDT
-------------------------------------------------------------------------------------------------------------
IF YOU HAVE GENERAL           D. F. King & Co., Inc.         1-800-755-3105             Monday - Friday
QUESTIONS ABOUT THE           (the information agent)          in the U.S.            7 a.m. - 8 p.m. CDT
EXCHANGE OFFER                                                 (toll-free)                 Saturday
                                                                   or                 7 a.m. - 4 p.m. CDT
                                                              212-269-5550
                                                              international
                                                              (call collect)
-------------------------------------------------------------------------------------------------------------

                        DO NOT WAIT UNTIL THE LAST MINUTE

If you wait until near the end of the election period to call, the phone system may be experiencing heavy call volume and you may not be able to reach a representative before the election period expires.

                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the Thrift Plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document that Conoco has provided.

Sincerely,


Merrill Lynch Group Employee Services

                              QUESTIONS AND ANSWERS
                     (PROVIDED BY THE SPONSOR OF THE PLANS)

                             TENDERING SHARES IN THE
              CONOCO THRIFT PLAN AND THE CONOCO RETAIL THRIFT PLAN


 Note: References to "Thrift Plan" in this Q&A mean both the Conoco Thrift Plan and the Conoco Retail Thrift Plan.


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute shares of Conoco Class B common stock to those DuPont shareholders who want to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your DuPont shares unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 During the election period, Merrill Lynch has special telephone numbers that you may use to tender shares of DuPont stock.

         Call 1-877-809-8005 in the U.S. (toll-free) or 732-563-8775 international (call collect) if you want to tender.

         YOU MUST CALL THE SPECIAL PHONE NUMBERS TO GIVE TENDER INSTRUCTIONS. You cannot participate in the exchange offer through the regular Thrift Plan phone line.

Q.4      IF I PARTICIPATE IN THE EXCHANGE OFFER, HOW MANY SHARES MAY I TENDER?

A.4 You may tender all or any part of your shares of DuPont stock. If you tender, you must tender a specific number of shares (whole and fractional). Merrill Lynch cannot accept dollar amounts or percentages for these transactions.

         You cannot tender more shares of DuPont stock than you have in your account at the time you call.

         NOTE: If you do nothing, you have made an election not to tender your holdings of DuPont stock and your DuPont stock will not be tendered.

Q.5 WHAT HAPPENS IF, AT THE CLOSE OF THE TENDER WINDOW, I HAVE FEWER SHARES OF DUPONT STOCK IN MY THRIFT PLAN ACCOUNT THAN I HAVE INSTRUCTED MERRILL LYNCH TO TENDER?

A.5 Merrill Lynch will tender only available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you instructed Merrill Lynch to tender 100 shares and you have only 80 because you sold 20 during the election period to purchase another investment option, Merrill Lynch would tender only 80 shares on your behalf.

Q.6 MAY I PURCHASE SHARES OF DUPONT STOCK DURING THE ELECTION PERIOD, THEN TENDER THOSE SHARES?

A.6 Yes, but you must allow ample time for your transaction to settle before you may tender those shares. YOU MUST PUT IN YOUR ORDER TO PURCHASE BEFORE 2 P.M. CENTRAL TIME AT LEAST TWO DAYS PRIOR TO THE CLOSE OF THE THRIFT PLAN ELECTION period. For example, with the Thrift Plan election period closing on a Thursday, your purchase order must be placed before 2 p.m. Central time on the prior Tuesday. You then will be able to tender the newly acquired shares on Thursday.

Q.7      HOW WILL SHARES OF DUPONT STOCK BE TENDERED FROM MY THRIFT PLAN
         ACCOUNT?

A.7 Shares will be tendered from both your Regular Account and your Before-Tax Account (if you have both). Your tender will be prorated across your accounts. For example, suppose you own a total of 100 shares of DuPont stock, with 70 in your Regular Account and 30 in your Before-Tax Account. If you elect to tender 10 shares, Merrill Lynch will tender 7 shares on your behalf from your Regular Account and 3 shares from your Before-Tax Account.

Q.8      CAN I CHANGE MY ELECTION BEFORE THE ELECTION PERIOD CLOSES?

A.8 While the election period is open, you may change a previously provided tender instruction.

         If the number of shares of DuPont stock in your account changes during the election period and you want to change your tender instructions, you must call the special Merrill Lynch tender phone numbers again.

         YOU MUST CALL THE SPECIAL PHONE NUMBERS TO MAKE CHANGES. You cannot make changes by calling the regular Thrift Plan phone line.

Q.9      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.9 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15%. In that case, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your Thrift Plan account.

Q.10 WILL THERE BE ANY EFFECT ON THE OPERATION OF MY THRIFT PLAN ACCOUNT EITHER DURING OR AFTER THE ELECTION PERIOD?

A.10                                During the election period
         No matter whether you tender stock or do not tender stock, there will not be any effect on the operation of your account during the election period.

                                    After the election period
         - If you do not tender any DuPont shares, there will not be any effect on the operation of your account after the election period.

         - However, if you tender stock, restrictions may be placed on your account. When the election period ends, the restrictions begin. During this restricted period, tender instructions will be processed, results tabulated, accounts reconciled and stock transferred.

         The restricted period will last from the expiration of the election period until the Conoco shares actually are deposited in your account. We expect the restricted period to last about seven business days, although it may be extended if necessary.

Q.11 IF I TENDER MY SHARES OF DUPONT STOCK, WHICH SPECIFIC TRANSACTIONS WILL BE AFFECTED DURING THE RESTRICTED PERIOD MENTIONED ABOVE?

A.11 The restrictions on your account during this period will involve any transactions in which the value of your DuPont stock assets plays a role. Some transactions will not be permitted at all; others may be limited in amount. (Transactions that do not involve the value of DuPont stock will be permitted.)

         Restricted transactions involve: fund transfers, loans, loans that are "deemed" (reclassified as withdrawals), full withdrawals, hardship withdrawals and periodic payments.

         To determine how your personal account may be restricted if you are contemplating any of these transactions, call Merrill Lynch at 1-877-266-6264 or 1-877-Conoco4. Retail employees should call 1-877-725-4913. If outside the U.S., call ETN 235-1000 or
         732-563-8720.

Q.12 WILL THE VOICE RESPONSE SYSTEM (VRS) AT MERRILL LYNCH BE OPEN DURING THE RESTRICTED PERIOD?

A.12 It will be closed for fund transfers but open for other transactions such as changing the percentages for your monthly investment directions. An example of a fund transfer is selling the Fidelity Magellan Fund to buy the Merrill Lynch Basic Value Fund. Transfers still can be done during the restricted period by calling Merrill Lynch participant service representatives on the regular Thrift Plan phone number.

         The reason behind closing the VRS for fund transfers is that the system cannot be modified to tell you that certain transactions are not permitted for specific time periods. The participant service representatives can tell you those restrictions.

         The VRS will be reactivated for fund transfers after the restricted period ends.

Q.13 IF I PARTICIPATE IN THE EXCHANGE OFFER IN MY THRIFT PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.13 Yes. After the exchange offer is completed and shares of Conoco Class B stock are in your account, Merrill Lynch will send you a confirmation of the exchange.

Q.14 AFTER THE EXCHANGE OFFER EXPIRES, WILL I STILL BE ABLE TO BUY SHARES OF DUPONT STOCK THROUGH THE THRIFT PLAN?

A.14 No. The only stock that will be available for new purchases will be Conoco Class B stock.

         In addition, dividends paid on DuPont stock will NOT be reinvested to purchase additional DuPont shares for your account. Instead, these dividends will be allocated to your account using your current investment directions. (Dividends paid on Conoco Class A stock and Conoco Class B stock also will be invested according to your investment directions.)

         If your monthly investment directions call for the purchase of DuPont stock, you will need to change them when the exchange offer expires. Any such directions that you do not change will be redirected to purchase the Stable Value Fund.

Q.15 IF I DO NOT TENDER MY SHARES OF DUPONT STOCK, HOW LONG MAY I HOLD THEM IN MY THRIFT PLAN ACCOUNT?

A.15 You may hold your DuPont stock for at least five years from the date on which DuPont's voting rights in Conoco drop below 80%. During that time, you may sell all or part of those holdings.

Q.16 SUPPOSE I DECIDE NOT TO TENDER MY SHARES OF DUPONT STOCK DURING THIS EXCHANGE OFFER. HOW WILL THEY BE TREATED IF I SELL THEM LATER TO BUY ANOTHER FUND?

A.16 Such sales will be treated the same as those for Conoco Class A stock and Conoco Class B stock, including the same sales commission (currently $.07 per share).

                                MAKING A DECISION


The diagram on this page outlines what the participants should do if they choose to participate or decline to participate in the exchange offer.

[MERRILL LYNCH LETTERHEAD]



July 12, 1999


To Participants in the Conoco Retail Thrift Plan:

The DuPont Company is offering its stockholders the opportunity to exchange their holdings of DuPont common stock for Conoco Class B common stock. The shares will be exchanged without any brokerage fees or commissions.

We are sending you this letter to give you information about how to participate in the exchange offer with shares of DuPont stock held in your Retail Thrift Plan account. Note: If you own shares of DuPont stock other than in your Retail Thrift Plan account, you should receive separate mailings relating to those shares.

The number of Conoco shares you can receive for each share of DuPont stock is shown on the front cover of the enclosed Offering Circular-Prospectus, which sets forth the terms of DuPont's offer. We urge you to read the Offering Circular-Prospectus carefully.

IF YOU DO NOT HOLD DUPONT STOCK IN THE RETAIL THRIFT PLAN, YOU DO NOT NEED TO TAKE ANY ACTION WITH REGARD TO THIS MAILING.

                         HOW MANY SHARES YOU MAY TENDER

You may submit ("tender") for exchange all or only part of your holdings of DuPont stock. If you tender only a part of your holdings of DuPont stock, you have made an election not to tender your remaining holdings of DuPont stock.

The shares you tender must be stated as a specific number of shares (whole and fractional). In other words, you may not express your tender as a percentage of your holdings or as a dollar amount. The shares to be tendered will be prorated across your Regular Account and your Before-Tax Account.

You may increase, decrease or cancel your election at any time during the election period. To do so, you must revoke your prior election and then make a new one.

       THE ELECTION PERIOD EXPIRES AT 2 P.M. CDT, THURSDAY, AUGUST 5, 1999

Both the election period for the Retail Thrift Plan and the ability to change or cancel your election will expire at the time and date shown above, unless the exchange offer is extended. Note: For accounting purposes, the Retail Thrift Plan election period closes one day earlier than the election period for the general public.

Additionally, the exchange offer is subject to the conditions discussed in the Offering Circular-Prospectus under "The Exchange Offer - Conditions for Completion of the Exchange Offer" and the satisfaction of all legal requirements.

             IF YOUR HOLDINGS DECREASE OR INCREASE AFTER YOU TENDER

At the time the election period for the Retail Thrift Plan expires, your holdings of DuPont stock in the Retail Thrift Plan may have changed (for example, through fund transfers or monthly contributions).

If the number of shares you hold at the end of the election period is smaller than the number you tendered, that smaller number of shares will be submitted for exchange. On the other hand, if the number of shares you hold is larger than the number you tendered, only the number of shares you tendered will be submitted for exchange.

                        NUMBER OF SHARES MAY BE PRORATED

As the Offering Circular-Prospectus explains more fully, the maximum number of shares of DuPont stock that will be accepted under the exchange offer is limited. If more shares than the maximum amount are tendered, the number of shares to be accepted from each tendering stockholder will be reduced among tendering stockholders according to procedures in the Offering Circular-Prospectus. Proportionate acceptance of shares of DuPont stock from stockholders is called proration.

     TENDERING WILL AFFECT SOME RETAIL THRIFT PLAN TRANSACTIONS TEMPORARILY

If you tender shares of DuPont stock, you may be limited in doing certain new financial transactions (for example, loans, fund transfers and withdrawals) from the close of the election period until the Conoco shares actually are deposited in your account. Most transactions that do not involve tendered shares of DuPont stock will not be affected. For details, call Merrill Lynch at the regular Retail Thrift Plan phone number. It is anticipated that at least seven business days after the expiration of the offer will be required for the shares to be deposited.

             IF YOU DO NOT WANT TO TENDER ANY OF YOUR DUPONT SHARES

You do not need to do anything if you do not want to tender any of your shares of DuPont stock. IF YOU DO NOT CALL TO ELECT TO TENDER YOUR SHARES, YOU WILL BE CONSIDERED TO HAVE MADE AN ELECTION NOT TO TENDER YOUR HOLDINGS OF DUPONT STOCK AND YOUR DUPONT STOCK IN THE RETAIL THRIFT PLAN WILL NOT BE TENDERED.

                 GIVE YOUR TENDER INSTRUCTIONS TO MERRILL LYNCH

An election to tender must be made by telephone. Special phone lines have been set up at Merrill Lynch for you to provide your tender instructions. Tender elections for the Retail Thrift Plan will be taken only over these special lines. If you call the Retail Thrift Plan line, you will be asked to call back on the special tender phone lines.

         ANOTHER COMPANY WILL ANSWER QUESTIONS ABOUT THE EXCHANGE OFFER

In keeping with securities industry practice, an "information agent," D. F. King & Co., Inc., has been hired by DuPont to answer general questions about the exchange offer. Note: The agent cannot answer questions about your personal Retail Thrift Plan account; only Merrill Lynch can do that.

                                  WHERE TO CALL

-------------------------------------------------------------------------------------------------------------
                                       CALL               SPECIAL PHONE NUMBERS          WHEN TO CALL
-------------------------------------------------------------------------------------------------------------
TO PROVIDE INSTRUCTIONS TO         Merrill Lynch             1-877-809-8005             Monday - Friday
EXCHANGE YOUR SHARES OF                                        in the U.S.            6 a.m. - 7 p.m. CDT
DUPONT STOCK (OR LATER                                         (toll-free)
CHANGE YOUR ELECTION) IN                                           or               . . . except at the end
YOUR RETAIL THRIFT PLAN                                       732-563-8775          of the election period
ACCOUNT                                                       international         when the lines close on
                                                              (call collect)              Thursday at
                                                                                          2 p.m. CDT
-------------------------------------------------------------------------------------------------------------
IF YOU HAVE GENERAL           D. F. King & Co., Inc.         1-800-755-3105             Monday - Friday
QUESTIONS ABOUT THE           (the information agent)          in the U.S.            7 a.m. - 8 p.m. CDT
EXCHANGE OFFER                                                 (toll-free)                 Saturday
                                                                   or                 7 a.m. - 4 p.m. CDT
                                                              212-269-5550
                                                              international
                                                              (call collect)
-------------------------------------------------------------------------------------------------------------

                        DO NOT WAIT UNTIL THE LAST MINUTE

If you wait until near the end of the election period to call, the phone system may be experiencing heavy call volume and you may not be able to reach a representative before the election period expires.

                               THE CHOICE IS YOURS

This letter is not designed to encourage you to tender or hold your shares of DuPont stock. It is intended to inform you that there is a program for tendering shares of DuPont stock in the Retail Thrift Plan and that you may participate. Please read the Offering Circular-Prospectus carefully before making a decision. Also, please refer to the attached Q&A document that Conoco has provided.

Sincerely,


Merrill Lynch Group Employee Services

                              QUESTIONS AND ANSWERS
                     (PROVIDED BY THE SPONSOR OF THE PLANS)

                             TENDERING SHARES IN THE
              CONOCO THRIFT PLAN AND THE CONOCO RETAIL THRIFT PLAN


 Note: References to "Thrift Plan" in this Q&A mean both the Conoco Thrift Plan and the Conoco Retail Thrift Plan.


Q.1      WHAT IS THE EXCHANGE OFFER?

A.1 The exchange offer is the mechanism by which DuPont will dispose of its remaining ownership in Conoco Inc. DuPont will distribute shares of Conoco Class B common stock to those DuPont shareholders who want to exchange their DuPont stock for Conoco stock. This is a completely voluntary process on the part of DuPont shareholders. You are not required to exchange any of your DuPont shares unless you wish to do so.

Q.2      HOW DO I DECIDE WHETHER TO TENDER?

A.2 To decide whether tendering is a good option for you, review all the information that you received in this packet, including the Offering Circular-Prospectus for the exchange offer, just as you would with any other investment. You also may want to consult with your tax and/or investment advisor before making a final decision.

Q.3      HOW DO I TENDER?

A.3 During the election period, Merrill Lynch has special telephone numbers that you may use to tender shares of DuPont stock.

         Call 1-877-809-8005 in the U.S. (toll-free) or 732-563-8775 international (call collect) if you want to tender.

         YOU MUST CALL THE SPECIAL PHONE NUMBERS TO GIVE TENDER INSTRUCTIONS. You cannot participate in the exchange offer through the regular Thrift Plan phone line.

Q.4      IF I PARTICIPATE IN THE EXCHANGE OFFER, HOW MANY SHARES MAY I TENDER?

A.4 You may tender all or any part of your shares of DuPont stock. If you tender, you must tender a specific number of shares (whole and fractional). Merrill Lynch cannot accept dollar amounts or percentages for these transactions.

         You cannot tender more shares of DuPont stock than you have in your account at the time you call.

         NOTE: If you do nothing, you have made an election not to tender your holdings of DuPont stock and your DuPont stock will not be tendered.

Q.5 WHAT HAPPENS IF, AT THE CLOSE OF THE TENDER WINDOW, I HAVE FEWER SHARES OF DUPONT STOCK IN MY THRIFT PLAN ACCOUNT THAN I HAVE INSTRUCTED MERRILL LYNCH TO TENDER?

A.5 Merrill Lynch will tender only available shares at the close of the election period, up to the maximum number that you specified should be tendered. For example, if you instructed Merrill Lynch to tender 100 shares and you have only 80 because you sold 20 during the election period to purchase another investment option, Merrill Lynch would tender only 80 shares on your behalf.

Q.6 MAY I PURCHASE SHARES OF DUPONT STOCK DURING THE ELECTION PERIOD, THEN TENDER THOSE SHARES?

A.6 Yes, but you must allow ample time for your transaction to settle before you may tender those shares. YOU MUST PUT IN YOUR ORDER TO PURCHASE BEFORE 2 P.M. CENTRAL TIME AT LEAST TWO DAYS PRIOR TO THE CLOSE OF THE THRIFT PLAN ELECTION period. For example, with the Thrift Plan election period closing on a Thursday, your purchase order must be placed before 2 p.m. Central time on the prior Tuesday. You then will be able to tender the newly acquired shares on Thursday.

Q.7      HOW WILL SHARES OF DUPONT STOCK BE TENDERED FROM MY THRIFT PLAN
         ACCOUNT?

A.7 Shares will be tendered from both your Regular Account and your Before-Tax Account (if you have both). Your tender will be prorated across your accounts. For example, suppose you own a total of 100 shares of DuPont stock, with 70 in your Regular Account and 30 in your Before-Tax Account. If you elect to tender 10 shares, Merrill Lynch will tender 7 shares on your behalf from your Regular Account and 3 shares from your Before-Tax Account.

Q.8      CAN I CHANGE MY ELECTION BEFORE THE ELECTION PERIOD CLOSES?

A.8 While the election period is open, you may change a previously provided tender instruction.

         If the number of shares of DuPont stock in your account changes during the election period and you want to change your tender instructions, you must call the special Merrill Lynch tender phone numbers again.

         YOU MUST CALL THE SPECIAL PHONE NUMBERS TO MAKE CHANGES. You cannot make changes by calling the regular Thrift Plan phone line.

Q.9      WHAT IF THE EXCHANGE OFFER IS OVERSUBSCRIBED?

A.9 In the event that more shares of DuPont stock are tendered than the maximum that can be accepted, shares properly tendered will be accepted for exchange on a prorated basis. For example, assume that you have 100 shares in your account and you tender all 100. Now suppose the offer is oversubscribed by 15%. In that case, 85 shares of DuPont stock will be accepted for exchange, leaving you with 15 shares of DuPont stock in your Thrift Plan account.

Q.10 WILL THERE BE ANY EFFECT ON THE OPERATION OF MY THRIFT PLAN ACCOUNT EITHER DURING OR AFTER THE ELECTION PERIOD?

A.10                                During the election period
         No matter whether you tender stock or do not tender stock, there will not be any effect on the operation of your account during the election period.

                                    After the election period
         - If you do not tender any DuPont shares, there will not be any effect on the operation of your account after the election period.

         - However, if you tender stock, restrictions may be placed on your account. When the election period ends, the restrictions begin. During this restricted period, tender instructions will be processed, results tabulated, accounts reconciled and stock transferred.

         The restricted period will last from the expiration of the election period until the Conoco shares actually are deposited in your account. We expect the restricted period to last about seven business days, although it may be extended if necessary.

Q.11 IF I TENDER MY SHARES OF DUPONT STOCK, WHICH SPECIFIC TRANSACTIONS WILL BE AFFECTED DURING THE RESTRICTED PERIOD MENTIONED ABOVE?

A.11 The restrictions on your account during this period will involve any transactions in which the value of your DuPont stock assets plays a role. Some transactions will not be permitted at all; others may be limited in amount. (Transactions that do not involve the value of DuPont stock will be permitted.)

         Restricted transactions involve: fund transfers, loans, loans that are "deemed" (reclassified as withdrawals), full withdrawals, hardship withdrawals and periodic payments.

         To determine how your personal account may be restricted if you are contemplating any of these transactions, call Merrill Lynch at 1-877-266-6264 or 1-877-Conoco4. Retail employees should call 1-877-725-4913. If outside the U.S., call ETN 235-1000 or
         732-563-8720.

Q.12 WILL THE VOICE RESPONSE SYSTEM (VRS) AT MERRILL LYNCH BE OPEN DURING THE RESTRICTED PERIOD?

A.12 It will be closed for fund transfers but open for other transactions such as changing the percentages for your monthly investment directions. An example of a fund transfer is selling the Fidelity Magellan Fund to buy the Merrill Lynch Basic Value Fund. Transfers still can be done during the restricted period by calling Merrill Lynch participant service representatives on the regular Thrift Plan phone number.

         The reason behind closing the VRS for fund transfers is that the system cannot be modified to tell you that certain transactions are not permitted for specific time periods. The participant service representatives can tell you those restrictions.

         The VRS will be reactivated for fund transfers after the restricted period ends.

Q.13 IF I PARTICIPATE IN THE EXCHANGE OFFER IN MY THRIFT PLAN ACCOUNT, WILL I RECEIVE ANYTHING CONFIRMING THE EXCHANGE?

A.13 Yes. After the exchange offer is completed and shares of Conoco Class B stock are in your account, Merrill Lynch will send you a confirmation of the exchange.

Q.14 AFTER THE EXCHANGE OFFER EXPIRES, WILL I STILL BE ABLE TO BUY SHARES OF DUPONT STOCK THROUGH THE THRIFT PLAN?

A.14 No. The only stock that will be available for new purchases will be Conoco Class B stock.

         In addition, dividends paid on DuPont stock will NOT be reinvested to purchase additional DuPont shares for your account. Instead, these dividends will be allocated to your account using your current investment directions. (Dividends paid on Conoco Class A stock and Conoco Class B stock also will be invested according to your investment directions.)

         If your monthly investment directions call for the purchase of DuPont stock, you will need to change them when the exchange offer expires. Any such directions that you do not change will be redirected to purchase the Stable Value Fund.

Q.15 IF I DO NOT TENDER MY SHARES OF DUPONT STOCK, HOW LONG MAY I HOLD THEM IN MY THRIFT PLAN ACCOUNT?

A.15 You may hold your DuPont stock for at least five years from the date on which DuPont's voting rights in Conoco drop below 80%. During that time, you may sell all or part of those holdings.

Q.16 SUPPOSE I DECIDE NOT TO TENDER MY SHARES OF DUPONT STOCK DURING THIS EXCHANGE OFFER. HOW WILL THEY BE TREATED IF I SELL THEM LATER TO BUY ANOTHER FUND?

A.16 Such sales will be treated the same as those for Conoco Class A stock and Conoco Class B stock, including the same sales commission (currently $.07 per share).

                                MAKING A DECISION


The diagram on this page outlines what the participants should do if they choose to participate or decline to participate in the exchange offer.


                                       8